ARUN AND BONTANG

                                   LPG



                       SALES AND PURCHASE CONTRACT



                                 BETWEEN



           PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA


                                AS SELLER



                                   AND



                           COSMO OIL CO., LTD.


                                AS BUYER


                                   DATED

                               15 JULY 1986


                             ARUN AND BONTANG

                                   LPG



                       SALES AND PURCHASE CONTRACT



                                 BETWEEN



           PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA


                                AS SELLER



                                   AND



                         MITSUBISHI CORPORATION


                                AS BUYER


                                   DATED

                               15 JULY 1986


                             ARUN AND BONTANG

                                   LPG



                       SALES AND PURCHASE CONTRACT



                                 BETWEEN



           PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA


                                AS SELLER



                                   AND



                     NIPPON PETROLEUM GAS CO., LTD.


                                AS BUYER


                                  DATED

                              15 JULY 1986

                             ARUN AND BONTANG

                                   LPG



                       SALES AND PURCHASE CONTRACT



                                 BETWEEN



           PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA



                                AS SELLER



                                   AND



                         SHOWA SHELL SEKIYU K.K.



                                AS BUYER


                                  DATED

                              15 JULY 1986

                             ARUN AND BONTANG

                                   LPG



                       SALES AND PURCHASE CONTRACT



                                 BETWEEN



           PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA



                                AS SELLER



                                   AND



                           KYODO OIL CO., LTD.


                                AS BUYER


                                  DATED

                              15 JULY 1986

                             ARUN AND BONTANG

                                   LPG



                       SALES AND PURCHASE CONTRACT



                                 BETWEEN



           PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA



                                AS SELLER



                                   AND



                        IDEMITSU KOSAN CO., LTD.



                                AS BUYER


                                  DATED

                              15 JULY 1986

                             ARUN AND BONTANG

                                   LPG



                       SALES AND PURCHASE CONTRACT



                                 BETWEEN



           PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA



                                AS SELLER



                                   AND



                     MITSUI LIQUEFIED GAS CO., LTD.


                                AS BUYER


                                  DATED

                              15 JULY 1986

                     LPG SALES AND PURCHASE CONTRACT

     THIS CONTRACT, dated as of the 15th day of July, 1986, is made by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Pertamina"), a State Enterprise of the Republic of Indonesia, on the one hand, and COSMO OIL CO., LTD., a corporation organized under the laws of Japan, on the other hand.

     In consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

                      LPG SALES AND PURCHASE CONTRACT

     THIS CONTRACT, dated as of the 15th day of July, 1986, is made by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Pertamina"), a State Enterprise of the Republic of Indonesia, on the one hand, and MITSUBISHI CORPORATION, a corporation organized under the laws of Japan, on the other hand.

     In consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

                      LPG SALES AND PURCHASE CONTRACT

     THIS CONTRACT, dated as of the 15th day of July, 1986, is made by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Pertamina"), a State Enterprise of the Republic of Indonesia, on the one hand, and NIPPON PETROLEUM GAS CO., LTD., a corporation organized under the laws of Japan, on the other hand.

     In consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

                      LPG SALES AND PURCHASE CONTRACT

     THIS CONTRACT, dated as of the 15th day of July, 1986, is made by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Pertamina"), a State Enterprise of the Republic of Indonesia, on the one hand, and SHOWA SHELL SEKIYU K.K., a corporation organized under the laws of Japan, on the other hand.

     In consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

                      LPG SALES AND PURCHASE CONTRACT

     THIS CONTRACT, dated as of the 15th day of July, 1986, is made by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Pertamina"), a State Enterprise of the Republic of Indonesia, on the one hand, and KYODO OIL CO., LTD., a corporation organized under the laws of Japan, on the other hand.

     In consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

                      LPG SALES AND PURCHASE CONTRACT

     THIS CONTRACT, dated as of the 15th day of July, 1986, is made by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Pertamina"), a State Enterprise of the Republic of Indonesia, on the one hand, and IDEMITSU KOSAN CO., LTD., a corporation organized under the laws of Japan, on the other hand.

     In consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

                      LPG SALES AND PURCHASE CONTRACT

     THIS CONTRACT, dated as of the 15th day of July, 1986, is made by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Pertamina"), a State Enterprise of the Republic of Indonesia, on the one hand, and MITSUI LIQUEFIED GAS CO., LTD., a corporation organized under the laws of Japan, on the other hand.

     In consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1 -- DEFINITIONS

     The terms or expressions below shall have the following meanings in this Contract:

     1.1  Accepted Date Range(s)
          Nominated Date Range(s) acceptable to Seller or date range(s) established by Seller pursuant to Article 11.4.

     1.2  Accepted Quantities
          Nominated quantities acceptable to seller or quantities established by seller in accordance with Article 11.4.

     1.3  Affiliate
          In relation to a corporation or other entity, a corporation or other entity which is controlled by, which controls, or which is controlled by a corporation or other entity which also controls, that corporation or other entity.
     1.4  Allotted Laytime
          As defined in Article 13.3.

     1.5  Annual Demurrage Rate
          As defined in Article 13.4

     1.6  Annual Program
          As defined in Article 11.1.

     1.7  Arun Facilities
          The Arun LNG Facilities and the Arun LPG Facilities.

     1.8  Arun Gas Supply Area
          The contract area of the Mobil Production Sharing
          Contract and such other nearby contract areas in North
          Sumatra, Indonesia, as Seller may designate from time to time.

     1.9  Arun Loading Port
          The port at the Arun Facilities.

     1.10 Arun LNG Facilities
          The LNG liquefaction plant facilities located in Blang
          Lancang, Lhok Seumawe, Aceh, Indonesia, including liquefaction trains and LNG storage, loading and related facilities and the Natural Gas transmission pipelines to the liquefaction plant.

     1.11 Arun LPG Facilities
          The facilities in the contract area of the Mobil Production Sharing Contract for separation of LPG from Natural Gas and related equipment and facilities; facilities located in, at or near the Arun LNG Facilities for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal; and the LPG transmission pipelines from the contract area of the Mobil Production Sharing Contract to the Arun LPG Facilities at the Arun LNG Facilities.

     1.12 Bontang Facilities
          The Bontang LNG Facilities and the Bontang LPG
Facilities.

     1.13 Bontang Loading Port
          The port at the Bontang Facilities.

     1.14 Bontang LNG Facilities
          The LNG liquefaction plant facilities located in Bontang, East Kalimantan, Indonesia, including liquefaction trains and LNG storage, loading and related facilities and the Natural Gas transmission pipelines to the liquefaction plant.

     1.15 Bontang LPG Facilities
          The facilities in, at or near the Bontang LNG Facilities for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal.

     1.16 Business Day
          Every day other than a Saturday or Sunday or other day on which commercial banks are authorized to close in the city in which the bank designated by Seller or Buyer, as the case may be, pursuant to Article 10.4 is located.

     1.17 Butane
          A mixture predominately of hydrocarbons, having the specifications set out in Exhibit D.

     1.18 Buyers
          COSMO OIL CO., LTD., a corporation organized under the laws of Japan, or the successor(s) in interest of such corporation, or the permitted assignee(s) of such corporation or such successor(s) in interest.

     1.19 Calculation Date
          As defined in Article 6.1.

     1.14 Bontang LNG Facilities
          The LNG liquefaction plant facilities located in Bontang, East Kalimantan, Indonesia, including liquefaction trains and LNG storage, loading and related facilities and the Natural Gas transmission pipelines to the liquefaction plant.

     1.15 Bontang LPG Facilities
          The facilities in, at or near the Bontang LNG Facilities for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal.

     1.16 Business Day
          Every day other than a Saturday or Sunday or other day on which commercial banks are authorized to close in the city in which the bank designated by Seller or Buyer, as the case may be, pursuant to Article 10.4 is located.

     1.17 Butane
          A mixture predominately of hydrocarbons, having the specifications set out in Exhibit D.

     1.18 Buyers
          MITSUBISHI CORPORATION, a corporation organized under the laws of Japan, or the successor(s) in interest of such corporation, or the permitted assignee(s) of such corporation or such successor(s) in interest.

     1.19 Calculation Date
          As defined in Article 6.1.

     1.14 Bontang LNG Facilities
          The LNG liquefaction plant facilities located in Bontang, East Kalimantan, Indonesia, including liquefaction trains and LNG storage, loading and related facilities and the Natural Gas transmission pipelines to the liquefaction plant.

     1.15 Bontang LPG Facilities
          The facilities in, at or near the Bontang LNG Facilities for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal.

     1.16 Business Day
          Every day other than a Saturday or Sunday or other day on which commercial banks are authorized to close in the city in which the bank designated by Seller or Buyer, as the case may be, pursuant to Article 10.4 is located.

     1.17 Butane
          A mixture predominately of hydrocarbons, having the specifications set out in Exhibit D.

     1.18 Buyers
          NIPPON PETROLEUM GAS CO., LTD., a corporation organized under the laws of Japan, or the successor(s) in interest of such corporation, or the permitted assignee(s) of such corporation or such successor(s) in interest.

     1.19 Calculation Date
          As defined in Article 6.1.

     1.14 Bontang LNG Facilities
          The LNG liquefaction plant facilities located in Bontang, East Kalimantan, Indonesia, including liquefaction trains and LNG storage, loading and related facilities and the Natural Gas transmission pipelines to the liquefaction plant.

     1.15 Bontang LPG Facilities
          The facilities in, at or near the Bontang LNG Facilities for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal.

     1.16 Business Day
          Every day other than a Saturday or Sunday or other day on which commercial banks are authorized to close in the city in which the bank designated by Seller or Buyer, as the case may be, pursuant to Article 10.4 is located.

     1.17 Butane
          A mixture predominately of hydrocarbons, having the specifications set out in Exhibit D.

     1.18 Buyers
          SHOWA SHELL SEKIYU K.K., a corporation organized under the laws of Japan, or the successor(s) in interest of such corporation, or the permitted assignee(s) of such corporation or such successor(s) in interest.

     1.19 Calculation Date
          As defined in Article 6.1.

     1.14 Bontang LNG Facilities
          The LNG liquefaction plant facilities located in Bontang, East Kalimantan, Indonesia, including liquefaction trains and LNG storage, loading and related facilities and the Natural Gas transmission pipelines to the liquefaction plant.

     1.15 Bontang LPG Facilities
          The facilities in, at or near the Bontang LNG Facilities for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal.

     1.16 Business Day
          Every day other than a Saturday or Sunday or other day on which commercial banks are authorized to close in the city in which the bank designated by Seller or Buyer, as the case may be, pursuant to Article 10.4 is located.

     1.17 Butane
          A mixture predominately of hydrocarbons, having the specifications set out in Exhibit D.

     1.18 Buyers
          KYODO OIL CO., LTD., a corporation organized under the laws of Japan, or the successor(s) in interest of such corporation, or the permitted assignee(s) of such corporation or such successor(s) in interest.

     1.19 Calculation Date
          As defined in Article 6.1.

     1.14 Bontang LNG Facilities
          The LNG liquefaction plant facilities located in Bontang, East Kalimantan, Indonesia, including liquefaction trains and LNG storage, loading and related facilities and the Natural Gas transmission pipelines to the liquefaction plant.

     1.15 Bontang LPG Facilities
          The facilities in, at or near the Bontang LNG Facilities for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal.

     1.16 Business Day
          Every day other than a Saturday or Sunday or other day on which commercial banks are authorized to close in the city in which the bank designated by Seller or Buyer, as the case may be, pursuant to Article 10.4 is located.

     1.17 Butane
          A mixture predominately of hydrocarbons, having the specifications set out in Exhibit D.

     1.18 Buyers
          IDEMITSU KOSAN CO., LTD., a corporation organized under the laws of Japan, or the successor(s) in interest of such corporation, or the permitted assignee(s) of such corporation or such successor(s) in interest.

     1.19 Calculation Date
          As defined in Article 6.1.

     1.14 Bontang LNG Facilities
          The LNG liquefaction plant facilities located in Bontang, East Kalimantan, Indonesia, including liquefaction trains and LNG storage, loading and related facilities and the Natural Gas transmission pipelines to the liquefaction plant.

     1.15 Bontang LPG Facilities
          The facilities in, at or near the Bontang LNG Facilities for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal.

     1.16 Business Day
          Every day other than a Saturday or Sunday or other day on which commercial banks are authorized to close in the city in which the bank designated by Seller or Buyer, as the case may be, pursuant to Article 10.4 is located.

     1.17 Butane
          A mixture predominately of hydrocarbons, having the specifications set out in Exhibit D.

     1.18 Buyers
          MITSUI LIQUEFIED GAS CO., LTD., a corporation organized under the laws of Japan, or the successor(s) in interest of such corporation, or the permitted assignee(s) of such corporation or such successor(s) in interest.

     1.19 Calculation Date
          As defined in Article 6.1.

     1.20 Calculation Quantities
          As defined in Article 6.2.

     1.21 Conditions of Use
          The conditions in effect at the Loading Port at any time as applied by the operator of each Loading Terminal (including requirements for undertakings as to liabilities of an LPG Tanker, its owner, operator or charterer and a Buyer) under which an LPG Tanker is permitted to enter and use the Loading Ports.

     1.22 Contract
          This LPG Sales and Purchase Contract, including the
          Exhibits hereto, as it may from time to time be amended, modified, varied or supplemented in accordance with the terms of Article 22.

     1.23 Contract Sales Prices
          As defined in Article 6.1.

     1.24 Cubic Meter
          A volume equal to the volume of a cube whose edge is one meter.

     1.25 Delivery Point
          The point at the Loading Port at which the flange coupling of Seller's loading line joins the flange coupling of the loading manifold onboard a Buyer's LPG
          Tanker.

     1.26 East Kalimantan Gas Supply Area
          The contract areas of the Huffco, Total and Unocal
          Production Sharing Contracts and such other nearby contract areas in East Kalimantan, Indonesia as Seller may designate from time to time.

     1.27 First Loading
          As defined in Article 5.4.

     1.28 First Loading Notice
          As defined in Article 5.4.

     1.29 Fixed Quantities and Fixed Quantity
          As defined in Article 5.1.

     1.30 Fixed Quantity Period
          As defined in Article 5.1.

     1.31 Force Majeure
          As defined in Article 15.1.

     1.32 Gas Supply Areas
          The Arun Gas Supply Area and the East Kalimantan Gas
          Supply Area.

     1.33 Huffco Group
          Roy M. Huffington, Inc. ("Huffco"), Huffington
          Corporation, Virginia International Company, Virginia
          Indonesia Company, Ultramar Indonesia Limited, Union
          Texas East Kalimantan Limited, and Universe Tankships,
          Inc., and their successors in interest.

     1.34 Independent Surveyor
          As defined in Article 9.1.

     1.35 Lifting Obligation
          As defined in Article 5.5.

     1.36 LNG
          Natural Gas in a liquid state at or below its boiling point and at a pressure of approximately one atmosphere.

     1.37 Loading Ports
          The Arun Loading Port and the Bontang Loading Port.

     1.38 Loading Terminal
          The facilities for delivery of LPG into vessels at each of the Loading Ports.

     1.39 LPG
          Propane or Butane, or as the context requires, both
          Propane and Butane.  A "grade of LPG" refers to either
          Propane or Butane.

     1.40 LPG Tanker
          An ocean-going vessel which is used by a Buyer for transportation of LPG delivered under this Contract.

     1.41 Metric Ton
          A unit of weight equal to 1,000 kilograms.

     1.42 Mobil
          Mobil Oil Indonesia Inc. and its successors in interest.

     1.43 Natural Gas
          Any hydrocarbon or mixture of hydrocarbons, consisting essentially of methane, other hydrocarbons, and non-combustible gases in a gaseous state, which is extracted from the subsurface of the earth in its natural state, separately or together with liquid hydrocarbons.

     1.45 Nominated Date Range
          As defined in Article 11.4.

     1.46 Nominated Quantities
          As defined in Article 11.4.

     1.47 Notice of Readiness
          As defined in Article 13.2.

     1.48 Production Sharing Contract(s)
          As to Pertamina and the Huffco Group, the agreement dated August 8, 1968, between P.N. Pertambangan Minyak Nasional, the predecessor of Pertamina as the Oil and Gas State Enterprise of the Republic of Indonesia, on the one hand, and Huffco and Virginia International Company (predecessors in interest to the Huffco Group), on the other, as heretofore and hereafter amended (the "Huffco Production Sharing Contract");

          As to Pertamina and Mobil, the agreement dated December
          12, 1978, between Pertamina, on the one hand, and Mobil, on the other, as heretofore and hereafter amended (the
          "Mobil Production Sharing Contract");

          As to Pertamina, Total Indonesie ("Total") and Indonesia Petroleum, Ltd., the agreement dated October 6, 1966, between P.N. Pertambangan Minyak Nasional, on the one hand, and Japan Petroleum Exploration Company, Ltd. (predecessor in interest to the Total Group), on the other, as heretofore and hereafter amended (the "Total Production Sharing Contract"); and

          As to Pertamina and Unocal Indonesia Incorporated
          ("Unocal"), the agreement dated October 25, 1968 between P.N. Pertambangan Minyak Nasional, on the one hand, and Unocal, on the other, as heretofore and hereafter amended (the "Unocal Production Sharing Contract").

     1.49 Program Year
          As defined in Article 11.1.

     1.50 Propane
          A mixture predominately of hydrocarbons, having the specifications set out in Exhibit D.

     1.51 Quarter
          A period of three (3) calendar months commencing on January 1, April 1, July 1 or October 1.

     1.52 Quarterly Schedule
          As defined in Article 11.2.

     1.53 Receiving Facilities
          Any terminal(s) available to Buyer in Japan for discharge of LPG, whether or not existing as of the date of this Contract.

     1.54 Seller
          Perusahaan Pertambangan Minyak dan Gas Bumi Negara
          ("Pertamina"), a State Enterprise of the Republic of Indonesia, or the successor in interest of such enterprise, or the permitted assignee of such entity or such successor in interest.

     1.55 Shipment Month
          As defined in Article 11.4.

     1.56 Shipment quarter
          As defined in Article 11.2.

     1.57 Suppliers
          Mobil and Pertamina, as suppliers of their respective shares of Natural Gas produced under the Mobil Production Sharing Contract from areas within the Arun Gas Supply Area, and the Huffco Group, Total Group, Unocal Group and Pertamina, as suppliers of their respective shares of Natural Gas produced under the Huffco, Total and Unocal Production Sharing Contracts from areas within the East Kalimantan Gas Supply Area, for the production of LPG to be sold and delivered hereunder.

     1.58 Supply Agreements
          As defined in Article 3.2.

     1.59 TBN
          As defined in Article 11.4.

     1.60 Terminal Procedures
          All procedures established or customarily practiced by the operator of each Loading Terminal with respect to notifications, nominations, berthing, lifting, loading, safety procedures for ship and shore, documentation, departure, measurement and the like (including without limitation Conditions of Use).

     1.61 Total Group
          Total and Indonesia Petroleum, Ltd., and their successors in interest.

     1.62 Unlifted Quantities
          As defined in Article 5.5.

     1.63 Unocal Group
          Unocal and Indonesia Petroleum, Ltd. and their successors in interest.

     1.64 Used Laytime
          As defined in Article 13.3.

ARTIC  LE 2
SALE                          AND PURCHASE


     Seller agrees to sell and deliver at the Delivery Point, and Buyer agrees to purchase, receive and pay for, LPG, in the quantities and at the prices and in accordance with the other terms and conditions set forth in this Contract.

ARTICLE 3
                            SOURCES OF SUPPLY


     3.1  Relationship to LNG Processing
          The LPG to be sold hereunder will be produced from Natural Gas in conjunction with the production and processing of Natural Gas into LNG at the Arun and Bontang LNG
     Facilities.

     3.2  Sources of Natural Gas
          (a) The Natural Gas from which LPG to be sold hereunder is to be extracted is to be produced from the Gas Supply Areas. Nothing herein shall be construed, however, as conferring upon any Buyer any interest or right in the Arun or East Kalimantan Gas Supply Area or in Natural Gas or any hydrocarbon deposit or producing area. No warranty express or implied is given, nor is there to be construed any representation, as to the quantity of Natural Gas in, or its recoverability from, the Gas Supply Areas. If during the term of this Contract Suppliers obtain information from their activities which indicate unforeseen changes in the proved remaining recoverable reserves of Natural Gas in the Gas Supply Areas such that Seller's ability to perform Seller's obligation hereunder may be materially and adversely affected, Seller shall promptly inform Buyers of such situation.

     (b) Seller represents that Seller will maintain throughout the term hereof the right to sell all quantities of LPG to be sold hereunder. In this connection, Seller represents that it has executed or will execute from time to time, as required in order to maintain the right to sell all of the quantities of LPG to be sold hereunder, agreements between itself and other Suppliers under which agreements ("Supply Agreements") Suppliers shall supply Natural Gas from the Gas Supply Areas for processing into LPG at the Arun and Bontang LPG Facilities and shall make available, for sale by Seller hereunder, their respective interests in the quantities of LPG to be sold hereunder.

     (c) It is understood that, by virtue of the Supply Agreements, Mobil, the Huffco Group, the Total Group and the Unocal Group, as parties to such Supply Agreements, shall be third-party beneficiaries of this Contract. The foregoing sentence shall not be construed as discharging Seller of its obligation to supply LPG to Buyer in accordance with the terms of this Contract.

ARTICLE  4
COMMENCE              MENT AND DURATION OF CONTRACT


     4.1 This Contract shall come into full force and effect as of and from the date hereof, and shall continue in full force and effect thereafter until December 31, 1998; unless terminated sooner pursuant to the terms of this Contract; provided, however, that such provisions of this Contract as are required to give effect to the rights and obligations of the parties which arise prior to such date shall continue in full force and effect until the expiration of the parties' respective obligations to sell and purchase LPG hereunder and obligations associated therewith.

     4.2 If Seller and Buyer so agree at least one(1) year prior to the date this Contract would otherwise expire, the term of this Contract may be extended for an additional term of five
     (5) years on such terms and conditions as may be mutually agreed.

ARTICLE  5
QUANTITI                           ES

     5.1  Required Deliveries
          (a) During each annual period or in each Quarter of the build-up period in 1988 specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

          Fixed Quantity           Fixed Quantities for
                Period                  Buyer in thousands of
                                   Metric Tons of LPG
     -----------------------------------------------------------

     Apr. 1 - Jun.30                    (to be notified
     Jul. 1 - Sep.30                    pursuant to
     Oct. 1 - Dec.31                    Article 5.1(b) below)

     Total Build-up Period
     (Apr. 1-Dec. 31, 1988)

     Jan. 1-Dec.31, 1989                325
     Jan. 1-Dec.31, 1990                325
     Jan. 1-Dec.31, 1991                325
     Jan. 1-Dec.31, 1992                325
     Jan. 1-Dec.31, 1993                325
     Jan. 1-Dec.31, 1994                325
     Jan. 1-Dec.31, 1995                325
     Jan. 1-Dec.31, 1996                325
     Jan. 1-Dec.31, 1997                325
     Jan. 1-Dec.31, 1998                325

     -----------------------------------------------------------


ARTICLE 5
                               QUANTITIES

     5.1  Required Deliveries
          (a) During each annual period or in each Quarter of the build-up period in 1988 specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

          Fixed Quantity           Fixed Quantities for
                Period                  Buyer in thousands of
                                   Metric Tons of LPG
     -----------------------------------------------------------

     Apr. 1 - Jun.30                    (to be notified
     Jul. 1 - Sep.30                    pursuant to
     Oct. 1 - Dec.31                    Article 5.1(b) below)

     Total Build-up Period
     (Apr. 1-Dec. 31, 1988)

     Jan. 1-Dec.31, 1989                371
     Jan. 1-Dec.31, 1990                371
     Jan. 1-Dec.31, 1991                371
     Jan. 1-Dec.31, 1992                371
     Jan. 1-Dec.31, 1993                371
     Jan. 1-Dec.31, 1994                371
     Jan. 1-Dec.31, 1995                371
     Jan. 1-Dec.31, 1996                371
     Jan. 1-Dec.31, 1997                371
     Jan. 1-Dec.31, 1998                371

     -----------------------------------------------------------


ARTICLE 5
                               QUANTITIES

     5.1  Required Deliveries
          (a) During each annual period or in each Quarter of the build-up period in 1988 specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

          Fixed Quantity           Fixed Quantities for
                Period                  Buyer in thousands of
                                   Metric Tons of LPG
     -----------------------------------------------------------

     Apr. 1 - Jun.30                    (to be notified
     Jul. 1 - Sep.30                    pursuant to
     Oct. 1 - Dec.31                    Article 5.1(b) below)

     Total Build-up Period
     (Apr. 1-Dec. 31, 1988)

     Jan. 1-Dec.31, 1989                464
     Jan. 1-Dec.31, 1990                464
     Jan. 1-Dec.31, 1991                464
     Jan. 1-Dec.31, 1992                464
     Jan. 1-Dec.31, 1993                464
     Jan. 1-Dec.31, 1994                464
     Jan. 1-Dec.31, 1995                464
     Jan. 1-Dec.31, 1996                464
     Jan. 1-Dec.31, 1997                464
     Jan. 1-Dec.31, 1998                464

     -----------------------------------------------------------


ARTICLE 5
                               QUANTITIES

     5.1  Required Deliveries
          (a) During each annual period or in each Quarter of the build-up period in 1988 specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

          Fixed Quantity           Fixed Quantities for
                Period                  Buyer in thousands of
                                   Metric Tons of LPG
     -----------------------------------------------------------

     Apr. 1 - Jun.30                    (to be notified
     Jul. 1 - Sep.30                    pursuant to
     Oct. 1 - Dec.31                    Article 5.1(b) below)

     Total Build-up Period
     (Apr. 1-Dec. 31, 1988)

     Jan. 1-Dec.31, 1989                186
     Jan. 1-Dec.31, 1990                186
     Jan. 1-Dec.31, 1991                186
     Jan. 1-Dec.31, 1992                186
     Jan. 1-Dec.31, 1993                186
     Jan. 1-Dec.31, 1994                186
     Jan. 1-Dec.31, 1995                186
     Jan. 1-Dec.31, 1996                186
     Jan. 1-Dec.31, 1997                186
     Jan. 1-Dec.31, 1998                186

     -----------------------------------------------------------


ARTICLE 5
                               QUANTITIES

     5.1  Required Deliveries
          (a) During each annual period or in each Quarter of the build-up period in 1988 specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

          Fixed Quantity           Fixed Quantities for
                Period                  Buyer in thousands of
                                   Metric Tons of LPG
     -----------------------------------------------------------

     Apr. 1 - Jun.30                    (to be notified
     Jul. 1 - Sep.30                    pursuant to
     Oct. 1 - Dec.31                    Article 5.1(b) below)

     Total Build-up Period
     (Apr. 1-Dec. 31, 1988)

     Jan. 1-Dec.31, 1989                139
     Jan. 1-Dec.31, 1990                139
     Jan. 1-Dec.31, 1991                139
     Jan. 1-Dec.31, 1992                139
     Jan. 1-Dec.31, 1993                139
     Jan. 1-Dec.31, 1994                139
     Jan. 1-Dec.31, 1995                139
     Jan. 1-Dec.31, 1996                139
     Jan. 1-Dec.31, 1997                139
     Jan. 1-Dec.31, 1998                139

     -----------------------------------------------------------


ARTICLE 5
                               QUANTITIES

     5.1  Required Deliveries
          (a) During each annual period or in each Quarter of the build-up period in 1988 specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

          Fixed Quantity           Fixed Quantities for
                Period                  Buyer in thousands of
                                   Metric Tons of LPG
     -----------------------------------------------------------

     Apr. 1 - Jun.30                    (to be notified
     Jul. 1 - Sep.30                    pursuant to
     Oct. 1 - Dec.31                    Article 5.1(b) below)

     Total Build-up Period
     (Apr. 1-Dec. 31, 1988)

     Jan. 1-Dec.31, 1989                279
     Jan. 1-Dec.31, 1990                279
     Jan. 1-Dec.31, 1991                279
     Jan. 1-Dec.31, 1992                279
     Jan. 1-Dec.31, 1993                279
     Jan. 1-Dec.31, 1994                279
     Jan. 1-Dec.31, 1995                279
     Jan. 1-Dec.31, 1996                279
     Jan. 1-Dec.31, 1997                279
     Jan. 1-Dec.31, 1998                279

     -----------------------------------------------------------


ARTICLE 5
                               QUANTITIES

     5.1  Required Deliveries
          (a) During each annual period or in each Quarter of the build-up period in 1988 specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

          Fixed Quantity           Fixed Quantities for
                Period                  Buyer in thousands of
                                   Metric Tons of LPG
     -----------------------------------------------------------

     Apr. 1 - Jun.30                    (to be notified
     Jul. 1 - Sep.30                    pursuant to
     Oct. 1 - Dec.31                    Article 5.1(b) below)

     Total Build-up Period
     (Apr. 1-Dec. 31, 1988)

     Jan. 1-Dec.31, 1989                186
     Jan. 1-Dec.31, 1990                186
     Jan. 1-Dec.31, 1991                186
     Jan. 1-Dec.31, 1992                186
     Jan. 1-Dec.31, 1993                186
     Jan. 1-Dec.31, 1994                186
     Jan. 1-Dec.31, 1995                186
     Jan. 1-Dec.31, 1996                186
     Jan. 1-Dec.31, 1997                186
     Jan. 1-Dec.31, 1998                186

     -----------------------------------------------------------


          (b) By notice given to Buyer on or before September 30, 1986, Seller shall establish the Fixed quantity for each of the Fixed Quantity Periods during the build-up year 1988, which notice shall be substantially in the form attached hereto as Exhibit A.

          (c) Each Fixed Quantity specified in paragraph (a) above or established pursuant to paragraph (b) above is subject to adjustment as provided in Article 5.2. After giving effect to any such adjustment, the term "Fixed Quantity" as used herein shall mean the applicable quantity for the annual or shorter period listed in paragraph (a) above as so adjusted, and the respective obligations of Seller to sell and deliver, and of Buyer to purchase, receive and pay for, the Fixed Quantity in any Fixed Quantity Period shall apply to the applicable adjusted Fixed Quantity.

     5.2  Adjustments to Fixed Quantities

          (a) By notice given to Buyer on or before October 15, 1987, Seller may increase or decrease the Fixed Quantity established by Seller pursuant to Article 5.1(b), with respect to all or any of the Fixed Quantity Periods during the 1988 build-up year by an amount not to exceed ten percent (10%) of the respective Fixed Quantities established pursuant to
     Article 5.1(b). Seller shall advise Buyer of its best estimate of such increase or decrease on or before September 30, 1987.

          (b) By notice given to Buyer on or before October 15, 1988, Seller may increase or decrease the Fixed Quantity for the January 1 - December 31, 1989 Fixed Quantity Period by an amount not to exceed ten percent (10%). Seller shall advise Buyer of its best estimate of such increase or decrease on or before September 30, 1988.

          (c) By notice given to Buyer on or before October 15, 1989, Seller may increase or decrease the Fixed Quantity for the January 1 - December 31, 1990 Fixed Quantity Period by an amount not to exceed 10%. Seller shall advise Buyer of its best estimate of such increase or decrease on or before September 30, 1989.

          (d) Seller may increase or decrease the Fixed Quantity for the January 1 - December 31, 1991 Fixed Quantity Period and for any Fixed Quantity Period thereafter by an amount not to exceed five percent (5%) of the Fixed Quantity (as adjusted pursuant to paragraph (c) above or this paragraph (d), as appropriate) for the preceding Fixed Quantity Period by giving Buyer notice on or before October 15 of the calendar year preceding the Fixed Quantity Period for which the Fixed Quantity is to be so adjusted; on condition that the Fixed Quantity so established shall be within ten percent (10%) of the Fixed Quantity for such Fixed Quantity Period set forth in
     Article 5.1(a). Seller shall advise Buyer of its best estimate of any such increase or decrease on or before September 30 of the calendar year preceding the Fixed Quantity Period for which such adjustment is to be made.

          (e) It is understood that Seller may use the adjustments pursuant to this Article 5.2 to alter the ratio of production volumes between the Arun and Bontang LPG Facilities referred to in Article 5.3.

     5.3  Deliveries of Fixed Quantities
          (a) Within each calendar year the quantities to be delivered by Seller and received by Buyer shall be delivered and received at rates and intervals which are reasonably constant over the course of such period, after taking into consideration all commitments of the Seller, the requirements of other purchasers of LPG from the Arun and Bontang LPG Facilities, constraints at the Loading Ports and each Loading Terminal and fluctuations in production rates of LPG due to changes in production rates of LNG at the Arun and Bontang LNG Facilities, so as to ensure as nearly as practicable uninterrupted operation of the Arun and Bontang Facilities.

          (b) The Fixed Quantity to be delivered to Buyer in any fixed quantity Period will consist of the production quantities of each grade for LPG available at the Arun and Bontang Loading Ports in accordance with the following:
          (i) the aggregate volumes of Propane and Butane produced at the Arun LPG Facilities and the Bontang LPG Facilities in any Fixed Quantity Period will be allocated among Buyer and other purchasers of LPG from the Arun and Bontang LPG Facilities on an essentially pro-rata basis such that the proportion between Propane and Butane delivered to Buyer in any Fixed Quantity Period will be essentially the same as the proportion between the aggregate
               Propane production at the Arun and Bontang LPG Facilities in such Fixed Quantity Period and the aggregate Butane production at the Arun and Bontang LPG Facilities in such Fixed Quantity Period. Seller's estimate, as the date hereof, of what such allocation would be for each Fixed Quantity Period is set forth in Exhibit B hereto. It is understood that such estimate is based on Seller's production forecasts as of the date hereof referred to in subparagraph (iii) below.
          (ii) Production of LPG at the Arun LPG Facilities shall be comprised of fifty (50) to sixty-five (65) percent Propane and thirty-five (35) to fifty (50) percent Butane and the production of LPG at the Bontang LPG Facilities shall be comprised of sixty-five (65) to seventy-five (75) percent Propane and twenty-five (25) to thirty-five (35) percent
               Butane.
          (iii) Seller's production forecasts, as of the date hereof, of the total production quantities of Propane and Butane to be produced at the Arun and Bontang LPG Facilities during each Fixed Quantity Period for the calendar years 1988 through 1990 are set forth in Exhibit C hereto. Commencing October 15, 1989 and each calendar year thereafter, Seller shall provide Buyer with a production forecast of Propane and Butane production at the Arun and Bontang LPG Facilities for the three year period which commences on January 1 of the second calendar year after the date of such notice. Such forecasts will be subject to revision by Seller from time to time to reflect changes in operating conditions and feed gas composition, repair and maintenance requirements and actual Propane and Butane production experience at the Arun and Bontang LPG Facilities. Seller will notify Buyer of any such revision in accordance with Article 11.1.
          (c) Seller will endeavor to allocate delivery of the Fixed Quantity in any Fixed Quantity Period between the Arun Loading Port and the Bontang Loading Port on an essentially pro-rata basis such that the proportion between LPG delivered to Buyer at the Arun Loading Port and LPG delivered to Buyer at the Bontang Loading Port will be essentially the same as the proportion between the total LPG production at the Arun LPG Facilities and the total LPG production at the Bontang LPG Facilities in such Fixed Quantity Period.

     5.4  First Loading
          It is estimated that the construction of the Arun LPG Facilities will commence in the third Quarter of 1986 and the construction of the Bontang LPG Facilities will commence in the third Quarter of 1986. It is understood that the timing of commencement of sales hereunder depends on the on-stream dates of the Arun and Bontang LPG Facilities (including commissioning and start-up), which is now estimated to be in April , 1988 in respect of the Arun LPG Facilities, and November, 1988 in respect of the Bontang LPG Facilities. Seller shall keep Buyer informed of the progress in construction, commissioning and start-up of the Arun and Bontang LPG Facilities, and shall give Buyer at least three
     (3) months advance notice of the calendar month in which the initial loading at each facility hereunder will be made, and the estimated date of first loading at each facility (the "First Loading Notice").
          Immediately after such notice, programming for initial loading shall take place as specified in Article 11. The initial loading of LPG hereunder (the "First Loading") shall be the earliest loading date specified in the program pursuant to Article 11.3.

     5.5  Buyer's Obligation to Lift

          (a)  Buyer will be obligated to lift in accordance with
     Article 11, the Fixed Quantity during each Fixed Quantity Period (such obligation is hereinafter referred to as the "Lifting Obligation" of Buyer). The Lifting Obligation of Buyer shall be reduced by the quantity of LPG which Buyer was unable to receive because of Force Majeure affecting Buyer's ability to receive LPG or because of Seller's failure to make such quantity available for delivery due to Force Majeure affecting Seller or due to breach by Seller of its obligations hereunder.

          (b) If Buyer should fail to take delivery of LPG or if at any time Seller shall have reason to believe that Buyer will be unable to take delivery of LPG in accordance with
     Article 11, Seller shall so notify Buyer, specifying the quantities of each garde of LPG involved (quantities with respect to which Seller issues a notice pursuant to this paragraph (b) are hereinafter referred to as the "Unlifted Quantities"). Upon receipt of such notice from Seller, Buyer shall promptly advise Seller in writing whether Buyer wishes to reschedule the lifting of the Unlifted Quantities during the remainder of the Fixed Quantity Period in question, and if so. specifying a Nominated Date Range. If such rescheduling is acceptable to Seller, having regard to Seller's and the Loading Terminals's operations and schedules, Seller will so notify Buyer and the Unlifted Quantities will be rescheduled and lifted pursuant to Article 11 accordingly.

          (c) If Buyer fails promptly to provide notice as provided in paragraph (b) or if the rescheduling pursuant to paragraph (b) above is not acceptable to Seller, Seller may take at any time thereafter whatever steps Seller determines, in its sole discretion, are appropriate and may flare, sell, curtail LPG production, "spike" or combine such LPG with LNG or condensate or otherwise dispose of Unlifted Quantities. Seller shall use all reasonable efforts to sell such Unlifted Quantities to a third party. If Seller flares, sells, spikes or otherwise disposes or curtails production of LPG, Seller shall so notify Buyer and keep Buyer apprised of all such actions being taken and shall provide Buyer with reasonable access to plant operating data and records relating thereto, including Seller's records of sales to third parties.

          (d) If Buyer fails to lift the Accepted Quantities within the Accepted Date Range, as the same may have been modified by Seller pursuant to paragraph (b) above, Buyer will pay to Seller the amount equivalent to the Damages" determined in accordance with (i) below after the deduction of the sum of the "Credits" referred to in paragraph (ii) below; provided, however, that if the sum of such Credits equals or exceeds the Damages, Seller shall have no obligation to the Buyer to account for the Credits or any such excess.
          (i)  Damages shall be calculated as follows:
               D =  (AQ x 95% - LQ) x P
               D -- Damages
               AQ --     Accepted Quantity (less any quantities
                         rescheduled by Seller)
               LQ --     That portion of Accepted Quantities
                         lifted by Buyer during the Accepted Date
                         Range.
               P -- the Contract Sales Price for the applicable
                    grade of LPG in effect on the last day of the Accepted Date Range of the Accepted Quantity.
          (ii) Credits for any acts taken by Seller pursuant to paragraph (c) above in respect of Unlifted Quantities shall be calculated in accordance with the following:

               (A) the amount of proceeds actually received by Seller for any sales made to a third party referred to in paragraph (c) above (after deducting direct expenses of the sale) up to the amount Seller would have received from Buyer based on the Contract Sales Prices in effect on the last day of the Accepted Date Range; and

               (B) the value of Butane "spiked" with condensate from Natural Gas which is itself sold to third parties calculated on the basis of ninety percent (90%) of the Contract Sales Price for Butane in effect on the last day of the Accepted Date Range; and

               (C) the value of LPG "spiked" with LNG or LPG not produced as a consequence of curtailed production ("Spiked and not Produced LPG") calculated on the basis of fifty percent (50%) of the Contract Sales Price for the applicable grade of LPG in effect on the last day of the Accepted Date Range, provided, the aggregate quantity of Spiked and Not Produced LPG in the fixed Quantity Period in question does not exceed ten percent (10%) of the fixed Quantity. No credit will be given for Spiked and Not Produced LPG exceeding ten percent (10%) of the Fixed Quantity for such Fixed Quantity Period.

          (e) the undertakings referred to in Article 11.4(e) shall be deemed to have been discharged in case that the actual lifting is made within the plus or minus five percent (5%) operational lifting tolerance referred to in Article 12.1(d).

          (f) Seller shall invoice the amount calculated on the basis of (d) above, to Buyer on the forty-fifth (45th) day of the next calendar year following the end of the year in which such failure to lift has occurred. Such invoice shall be payable by Buyer within fifteen (15) days of receipt.

     5.6  Allocation of Supplies Between Buyers and Other
     Purchasers of LPG
     If by reason of an event or circumstance of Force Majeure, there are or will be available to Seller for sale and delivery at a Loading Port quantities of Butane and/or Propane which in Seller's reasonable judgment are less than those required to be delivered under Seller's commitments for the supply of such grade of LPG to Buyers and other purchasers of LPG from the Arun and/or Bontang LPG Facilities pursuant to sales contracts which provide for deliveries of LPG from such facilities for a term of at least ten (10) years, Seller shall be entitled to allocate its curtailed availabilities of such grade of LPG to Buyers and to such other purchasers. Such allocation shall be made on a basis which is substantially pro-rata in the ratio of the remaining respective quantities of such grade of LPG committed to be supplied to Buyer and such purchasers for the remainder of the year, subject, however, to such adjustments as are fair and reasonable but made in Seller's absolute discretion to maintain, to the extent practicable, loading schedules and operations at the Arun and/or Bontang Facilities.

ARTICLE  6
CONTRACT                       SALES PRICES


     6.1  Contract Sales Prices
          The prices applicable to quantities of Propane and Butane delivered hereunder and to quantities of LPG not taken by Buyer for which Buyer is subject to payment of damages pursuant to Article 5.5 are herein called the "Contract Sales Prices", and are expressed in United States Dollars per Metric Ton ("U.S. $/MT"). Buyer shall pay for LPG, in the manner provided in Article 10, at the Contract Sales Price for the applicable grade of LPG calculated in accordance with Article
     6.2 (a) or (b), as the case may be, as of the bill of lading date, or, in the case of LPG not taken for which Buyer is subject to payment of damages pursuant to Article 5.5, as of the last day of the applicable Accepted Date Range. Either such date is hereinafter referred to as the "Calculation Date".

     6.2  Calculation of Contract Sales Prices
          (a) The Contract Sales Price for the applicable grade of LPG shall be calculated as of the Calculation Date in accordance with the following formula:
               P = A + $3.00
          in which:
          "P" =     The Contract Sales Price for the applicable
                    grade of LPG expressed in U.S. $/Metric Ton.
          "A" =     P1Q1 + P2Z2 + P3Q3 ... + PnQn where,
                        Q1 + Q2 + Q3 ... + Qn




          P1, P2, P3... Pn =  The government selling price ("GSP")
                              and/or official governmental price
                              of each country which supplied
                              Calculation Quantities (as defined
                              below), prevailing on the
                              Calculation Date.  The source of
                              data for P1, P2, P3 ... Pn shall be
                              Platt's LPG Gas Wire.

          Q1, Q2, Q3... Qn =  Quantities of the applicable grade
                              of LPG imported into Japan from
                              those countries which have GSP's
                              and/or official governmental prices
                              for such grade of LPG prevailing on
                              the Calculation Date, during the one
                              (1) year period ending on the last
                              day of the Quarter which commenced
                              two (2) Quarters before the first
                              day of the quarter in which the bill
                              of lading is dated, or, with respect
                              to a grade of LPG not taken, in the
                              Quarter in which the last day of the
                              applicable Accepted Date Range falls
                              (such quantities are hereinafter
                              referred to as "Calculation
                              Quantities").  The applicable
                              quantities shall be based on the
                              statistics published by the Japan
                              LP-Gas Association.  throughout the
                              term of this Contract Buyer shall
                              promptly submit to Seller for the
                              purpose of calculating Contract
                              Sales Prices hereunder a copy of
                              each issue of such publication as
                              soon as it becomes available.

          For the purpose of the above calculation LPG imported from Indonesia and Das Island, Abu Dhabi shall be excluded.

          (b) Notwithstanding paragraph (a) above, in calculating the Contract Sales Prices applicable during the build-up year 1988 the following formula shall apply :
                    P = A
     in which "P" and "A" are defined as in paragraph (a) above.

     6.3  Quantity and Price Statistics
          (a) If on a Calculation Date any quantity or price statistic referred to in Article 6.2 is unavailable from the source specified therein, the parties shall jointly endeavor to obtain and agree upon the relevant statistic from another source.

          (b) In the case the above GSP's and/or official governmental prices no longer reflect the actual market price of LPG imported into Japan under long term contracts or if such GSP's and/or official governmental prices are no longer available, then, by notice to the other, Seller and Buyer shall each promptly propose in writing to the other an alternative pricing method which would reflect such actual market price. The parties shall meet to discuss in good faith and, within three (3) months of the date of the above notice, agree on an alternative pricing method.

          Until such time as the matter is finally determined, Seller shall invoice Buyer on the basis of Article 10.6 at the Contract Sales Prices last calculated prior to the notice referred to above.

                                 ARTICLE 7
                             QUALITY AND STATE


     7.1  Specifications

          Propane and Butane purchased and sold hereunder shall be delivered to Buyer in a refrigerated liquid condition and shall have the respective specifications set forth in Exhibit D for Propane and Butane.

     7.2  Disclaimer of Warranties

          THERE ARE NO GUARANTIES OR WARRANTIES EXPRESS OR IMPLIED OF MERCHANTABILITY, FITNESS, SUITABILITY OF THE LPG FOR ANY
     PARTICULAR PURPOSE, OR OTHERWISE, OR OF ITS COMPOSITION EXCEPT AS STATED IN ARTICLE 7.1.

ARTIC  LE 8
TITLE                        AND RISK OF LOSS


          Delivery shall be deemed completed and title and risk of loss shall pass at the Loading Port as the LPG reaches the Delivery Point, at which point Seller's responsibility shall cease and each Buyer shall assume all risk of loss, damage, deterioration or evaporation as to the LPG so delivered. It is expressly understood that the passage of title and risk as aforesaid is not conditioned on delivery of a bill of lading or other title document.

ARTIC  LE 9
VERIF                    ICATION AND MEASUREMENT


     9.1  Inspection
          The quality and quantity of each shipment of LPG hereunder shall be determined by measurement and calculations conducted at the Loading Port by an independent firm of inspectors (to be mutually agreed upon) in accordance with agreed sampling, measurement, and calculation procedures based on recognized good standard practice (such firm is hereinafter
     referred to as the "Independent Surveyor").   On completion of
     loading, the Independent Surveyor shall prepare and sign certificates stating the quality and quantity of each grade of LPG loaded, such certificates to conform to a mutually-agreed standard form for this purpose. the Independent Surveyor shall promptly provide Seller with a copy of such certificates and Seller shall thereupon prepare a bill of lading in
     accordance with the reasonable instructions of Buyer.   The
     bill of lading shall be promptly signed and issued by the vessel's master or the authorized representative of the carrier. The data in such certificates of quality and quantity prepared by the Independent Surveyor shall, absent fraud or manifest error, and subject to the provisions of
     Article 17, be binding and conclusive upon both parties, and shall be used by Seller in preparing the invoice. Any costs attendant to utilizing the Independent Surveyor shall be borne equally by Seller and Buyer.

     9.2  Measurement and Samples
          Measurement of the quantities and the sampling and analysis for the purpose of determining the quality of the LPG in each shipment shall be carried out in accordance with the procedures set forth in Appendix A to this Contract, and samples shall be retained by Seller for at least ninety (90) days.

ARTIC  LE 10
INVOI                        CES AND PAYMENT


     10.1 Invoices and Cargo Documents
          Promptly after completion of loading of each LPG Tanker, Seller shall furnish by telex or telegram to Buyer an invoice, stated in U.S. Dollars, in the amount of the Contract Sales Prices for the number of Metric Tons delivered. At the same time, Seller shall send to Buyer a signed copy of the invoice and relevant documents showing the basis for the calculation thereof, together with such other customary documents concerning the cargo as may be reasonably requested by such Buyer(s) for the purpose of Japanese customs clearance.

     10.2 Other Invoices
          Except as provided in Article 10.1, in the event that any moneys are due from one party to the other hereunder (including, without limitation, amounts payable pursuant to Article 5.5 on account of failure by Buyer to meet its Lifting Obligation) then the party to whom such moneys are due shall furnish or cause to be furnished an invoice therefor and relevant documents showing the basis for the calculation thereof. Such invoice may be sent by telex or telegram, provided that signed copies of such invoice and such relevant documents are also sent at the same time.

     10.3 Invoice Due Dates, etc.
          (a) Each invoice to Buyer referred to in Article 10.1 shall become due and payable by Buyer on the thirtieth (30th) calendar day after the date of the bill of lading for the LPG cargo in question. The failure by a vessel's master or authorized representative of the carrier to promptly sign and issue a bill of lading, shall not constitute grounds for delay of payment by Buyer. Each invoice referred to in Article 10.2 (except the invoice referred to in Article 5.5) shall become due and payable on the thirtieth (30th) calendar day after receipt thereof by the party to which it was sent.

          (b) If any invoice would become due on a date which is not a Business Day, such invoice shall, notwithstanding the provisions of paragraph (a) above, become due and payable on the next succeeding Business Day.

          (c) In the event the full amount of any invoice is not paid by either Seller or Buyer when due, any unpaid amount thereof shall bear interest from the due date until paid, at an interest rate, compounded annually, two (2) percentage points greater than the time-weighted average rate being charged during the period of delinquency by Citibank, N.A., New York, New York, to its prime commercial customers for 90 day loans.

     10.4 Payment
          Buyer shall pay, or cause to be paid, in U.S. Dollars by telegraphic transfer remittance in immediately-available funds, all amounts which become due and payable by Buyer pursuant to any invoice issued hereunder, to a bank account or accounts in the United States to be designated by Seller, provided that each such designation or change thereto shall be effective only upon the written consent of Mobil, in the case of payments arising in respect of the Arun Facilities, and the Huffco Group, the Total Group and the Unocal Group in the case of payments arising in respect of the Bontang Facilities, as third-party beneficiaries hereunder. Sell shall pay, or cause to be paid, in U.S. Dollars by telegraphic transfer remittance in immediately-available funds, all amounts which become due and payable by Seller pursuant to any invoice issued hereunder, to a bank account designated by Buyer. The paying party shall not be responsible for a designated bank's disbursement of amounts remitted to such bank, and a deposit in immediately-available funds of the full amount of each invoice with such bank shall constitute full discharge and satisfaction of the obligations under this Contract for which such amounts were remitted. Each payment of any amount owing hereunder shall be in the full amount due without reduction or offset for any reason, including, without limitation, taxes, exchange charges or bank transfer charges.

     10.5 Seller's Rights Upon Buyer's Failure to Make Payment
          If payment of any invoice for quantities of LPG sold hereunder or for that portion of Buyer's Lifting Obligation for which Buyer is subject to payment of damages pursuant to
     Article 5.5(d) is not made within ten (10) days after the due date thereof, Seller shall be entitled, upon giving written notice to Buyer, to suspend subsequent shipments and sales to Buyer until the amount of such invoice and interest thereon has been paid. Buyer shall not be entitled to any make-up rights in respect of such suspended shipments and sales. If any such invoice is not paid within thirty (30) days after the due date thereof, then Seller shall have the right, at Seller's election to terminate this Contract and such termination shall become effective upon the date of such notice of termination from Seller. Seller's rights under this
     Article 10.5 and Seller's exercise of any of such rights shall be without prejudice to any other rights and remedies of Seller arising hereunder or by law or otherwise (including without limitation the right of Seller to demand adequate security of Buyer's performance under circumstances permitted by New York law, and to receive payment of all obligations and claims which arose or accrued prior to termination or by reason of default in payment by Buyer).

     10.6 Disputed Invoices

          In the event of disagreement concerning any invoice, the invoiced party shall make provisional payment of the total amount thereof and shall immediately notify the other party of the reasons for such disagreement, except that in the case of obvious error in computation the correct amount shall be paid disregarding such error. Invoices may be contested or modified only if, within a period of ninety (90) days after receipt thereof, Buyer or Seller serves notice on the other, questioning their correctness. If no such notice is duly served, invoices shall be deemed correct and accepted by all parties. Promptly after resolution of any dispute as to an invoice, the amount of any overpayment or underpayment shall be paid by Seller or Buyer to the other, as the case may be, plus interest at the rate provided in Article 10.3 from the date payment was due to the date of payment.

ARTIC  LE 11
PROGR                 AMMING AND SHIPPING MOVEMENTS


     11.1 Annual Programs

          Not later than October fifteenth (15th) of each year (beginning with the year prior to the year in which the First Loading is scheduled to occur), Seller shall give written notice to Buyer of the quantities of Propane and Butane available for delivery hereunder at each of the Loading Ports during the next calendar year as well as the total quantities of LPG to be produced at the Arun LPG Facilities and the Bontang LPG Facilities during the next calendar year.

          On or before October twenty-fifth (25th) of each calendar year after receipt of the foregoing notice, Buyer shall advise Seller in writing of the portion of the Fixed Quantity Buyer wishes to take during each Quarter of the following year (the "Program Year") specifying the quantities of each grade of LPG it wishes to take in each such Quarter and its preferences for Loading Port(s) with respect to such quantities each quarter. Seller and Buyer shall thereupon consult together with a view to reaching agreement upon, by November eighth (8th) of the year preceding the Program Year, a program for the quantities of each grade of LPG to be shipped hereunder from each Loading Port during each Quarter during the Program Year (the "Annual Program"). If no such agreement shall have been reached as to an Annual Program by November eighth (8th) of the year preceding the Program Year, or if Buyer shall have not notified Seller of its requested quarterly quantities of LPG by October twenty-fifth (25th) of such year, Seller shall be entitled, using reasonable discretion, to establish upon notice made to Buyer by November tenth (10th) of the same year, the Annual Program for the Program Year (including, without limitation, the breakdown of the Fixed Quantity into each grade of LPG and the quantities of each grade of LPG to be shipped from each Loading Port). In so doing, Seller shall take into consideration the contents of the above notice from Buyer, Seller's commitments to other purchasers of LPG from the Arun and Bontang LPG Facilities, the production ratio of Butane and Propane at each Loading Port and the provisions of
     Article 5.3.

     11.2 Quarterly Schedule
          (a) Not later than the twenty-fifth (25th) day of the first month of each Quarter (commencing with the Quarter in which the First Loading is scheduled to occur), Buyer shall advise Seller in writing of the quantities of each grade of LPG Buyer wishes to take during each calendar month of the succeeding Quarter (the "Shipment Quarter") specifying its preferred Lading Port(s) with respect to each calendar month based on the quantities and Loading Ports established under the Annual Program for such Quarter; provided, however, that with respect to such notice given in the last Quarter of any calendar year, the quantities and Loading Port(s) shall be based on Buyer's notice referred to in, and shall be subject to adjustment in accordance with, Article 11.1.

          (b) Following receipt of the notice referred to in
     Article 11.2(a), Seller and Buyer shall thereupon consult together with a view to reaching agreement upon, by the eighth
     (8th) day of the second month of the Quarter preceding the Shipment Quarter, a loading schedule for the Shipment Quarter, specifying the month in which each shipment of LPG is to be made in the Shipment quarter, the quantities of each grade of LPG to be shipped and the Loading Port ("Quarterly Schedule"). If no such agreement shall have been reached as to a Quarterly Schedule by the eighth (8th) day of the second month of the Quarter preceding the Shipment Quarter, or if Buyer shall have not issued a notice to Seller in accordance with Article 11.2(a), Seller shall be entitled, using reasonable discretion, to establish, upon notice made to Buyer by the tenth (10th) day of the second month of the quarter preceding the Shipment Quarter, the Quarterly Schedule. In so doing, Seller shall take into consideration the contents of the notice from Buyer referred to in Article 11.2(a), Seller's commitments by other purchasers of LPG from the Arun and Bontang LPG Facilities, and the provisions of Article 5.3.

     11.3 First Programs
          Seller shall deliver to Buyer, together with the First Loading Notice, a notice covering the remainder of the calendar year in which the First Loading is scheduled to occur, specifying the quantities of LPG anticipated to be available hereunder during such period. Buyer and Seller shall thereupon consult together with a view to reaching agreement on, and Seller shall issue, a program substantially similar to an Annual Program but covering only the remainder of the calendar year in which the First Loading is scheduled to occur, containing the matters referred to in Article 11.1 by no later than the tenth (10th) day of the calendar month prior to the calendar month in which the First Loading is scheduled. Such program shall also contain the matters referred to in Article 11.2 with respect to the Quarter in which the First Loading is scheduled to occur. Such program as so issued shall be deemed to be the Annual Program for the period in question and shall also be deemed to be the Quarterly Schedule for the quarter in which the First Loading is scheduled to occur.

     11.4 Nominations
          (a) An Accepted Date Range shall be a five (5) day period of time determined in respect of each shipment hereunder in accordance with the provisions of this Article 11.4. Each date range proposed by either party or established by the Seller as the Accepted Date Range shall, unless otherwise agreed, be a period of five (5) days.

          (b) No later than the twentieth (20th) day of the second calendar month preceding each month in which shipments of LPG are projected to be made hereunder in accordance with the most recent Quarterly Schedule covering such month ("Shipment Month"), Buyer shall notify Seller of the range(s) of days which Buyer proposes ("Nominated Date Range(s)"), as to each shipment in that month, the quantity of each grade of LPG to be shipped ("Nominated Quantities") and Loading Port based on the quantities established in the quarterly Schedule for such month, and the name of the LPG Tanker ("Named LPG Tanker") or that it is a "to be named" LPG Tanker ("TBN").

          (c) Seller shall respond to Buyer's notice referred to in paragraph (b) above no later than the first (1ST) day of the calendar month immediately preceding the Shipment Month as to whether Nominated Date Range(s), Nominated quantities and other requests are acceptable, and if they are, the Nominated Date Range(s) and Nominated Quantities of each grade of LPG shall be the Accepted Date Range(s) and the Accepted Quantities for the Shipment Month. If the Nominated Date Range(s) or Nominated quantities or other requests are not acceptable to Seller, Seller shall propose the minimum modifications to Buyer's requests required to accommodate Seller's and the Loading Terminal's operations and schedules. Buyer and seller shall consult together with a view to reaching agreement upon, by the sixth (6th) day of the calendar month immediately preceding the Shipment Month, a mutually-acceptable schedule of shipments, quantities and date range(s).

          (d) If no agreement shall have been reached as to date range(s) and/or quantities, by the sixth (6th) day of the calendar month immediately preceding the shipment Month, Seller shall be entitled, using reasonable discretion, to establish, upon notice to Buyer by the eighth (8th) day of the calendar month immediately preceding the shipment Month, the necessary date range(s) for shipments hereunder which shall be deemed to be the Accepted Date Range(s), and/or the quantity of each grade of LPG to be shipped in relation to each such range, which shall be deemed to be the Accepted Quantities, for the Shipment Month.

          (e) Buyer and Seller shall be deemed to have undertaken to receive and to deliver, respectively, the Accepted
     Quantities from the relevant Loading Port during the Accepted
     Date Range(s).

     11.5 Notification of Expected Arrival
          Not later than seven (7) days prior to the first day of each Accepted Date Range, Buyer shall notify Seller of the expected date of arrival of the LPG Tanker scheduled to receive the LPG, and written instructions regarding the making up and disposition of bills of lading and orders for port(s) of discharge, which, if reasonable, shall be complied with by Seller. Buyer shall notify Seller of the name of any LPG Tanker previously advised as a TBN as soon as possible but in no event later than the last day for the naming of a vessel under Terminal Procedures. Buyer may thereafter substitute another LPG Tanker of similar class, type, size, capacity ad position, provided all other provisions hereof are complied with and further provided that the advice of substitution is timely under Terminal Procedures.

     11.6 LPG Tanker to Arrive Precooled
          Upon arrival at the Loading Port, any LPG Tanker which does not have its cargo tanks adequately precooled, or is in any other way not fit or ready for the receipt of the LPG as required by the Terminal Procedures will, if scheduling and other operational considerations permit, be cooled down at the berth at Buyer's expense. Laytime will be extended for any time required for cooldown, such time to begin when the vessel starts to receive LPG for cooling and to end when the required loading temperature is reached. Cooldown LPG will be measured in the same manner as LPG for delivery and charged at the Contract Sales Prices in effect at the time at the time of delivery. Should the extended berth time cause a conflict with LNG delivery schedules, Buyer shall cause the LPG Tanker to vacate the berth and return later to continue cooldown or loading, as the case may be. All laytime, harbor fees and port charges for vacating and returning to the berth under these circumstances will be for Buyer's account.

ARTIC  LE 12
DELIV                      ERY AND NOMINATION


     12.1 Delivery
          (a) Delivery of the LPG shall be made F.O.B. by Seller to Buyer at the Loading Terminal determined by Seller pursuant to Article 11 in bulk into LPG Tankers arranged by such Buyer.


          (b) Buyer shall return to Seller free of charge the vapor from Buyer's LPG Tankers during loading and cooling operations.

          (c) It is intended that all deliveries will be made in
     full LPG Tanker cargo lots.   However, Seller and Buyer will
     endeavor to accommodate the other party's requests for part-cargo shipments if such accommodation is possible taking into account shipping and production schedules and ullage at the Arun and Bontang Facilities.

          (d) Buyer shall take delivery of the full quantity of LPG scheduled to be loaded, subject to a plus or minus five percent (5%) operational lifting tolerance to account for operational limitations of LPG Tankers.

     12.2 Loading Terminal, LPG Tankers and Terminal Procedures
          (a) Buyer shall provide LPG Tankers at each Loading Port indicated below to take delivery of LPG which have the following general specifications applicable to such Loading Port and such other specifications as may be required pursuant to paragraph (b) below:

     LPG Tanker capacity: 40,000 to 100,000 Cubic Meters at Arun;
                          15,000 to 100,000 Cubic Meters at
Bontang.

     Total deadweight:       Up to 65,000 metric tons at Arun;
                              Up to 65,000 metric tons at Bontang.
     Length overall :        175 to 255  meters at Arun;
                              159 to 255 meters at Bontang.
     Beam extreme   :        up to 40 meters at Arun;
                              up to 40 meters at Bontang.
     Maximum draft  :        up to 12.5 meters at Arun;
                              up to 12.5 meters at Bontang.

          (b) Seller shall provide at the Loading Terminals a berth, mooring or other area capable of handling LPG Tankers which are within the specifications set out in paragraph (a) above and Article 12.1(c). Seller shall furnish with reasonable dispatch, upon a Buyer's request therefor, all necessary information concerning restrictions applicable at the Loading Ports and the Loading Terminals with respect to maximum draft, length and the like in addition to those set out in paragraph (a) above, Terminal Procedures relevant to LPG Tanker operations, and special or non-customary requirements of governmental authorities at each Loading Port with respect to LPG Tanker operations therein. Buyer shall be deemed to be fully familiar with such restrictions, Terminal Procedures, and requirements, provided that Seller has furnished and Buyer has received such information as has been requested as aforesaid. Buyer shall not nominate or furnish a LPG Tanker which does not conform to the aforesaid restrictions, Terminal Procedures, and requirements. Buyer acknowledges that the Terminal Procedures and regulations of governmental authorities with jurisdiction over each Loading Port apply to the loading and receipt of the LPG and to Buyers' LPG Tankers thereat. If Buyer's LPG Tanker does not conform to the Terminal Procedures or the requirements or regulations of governmental authorities with respect to safety, size, age of the vessel, vessel movements, navigation and operating standards, discharge, and the like, or the master of the LPG Tanker fails to execute Conditions of Use then employed at the Loading Port, Seller may refuse to berth or load the LPG Tanker and any delays or expenses of Seller and such Buyer due to such non-conformance, whether Seller so refuses or proceeds with berthing or loading, shall be for Buyer's account.

          (c) Each of Buyer's LPG Tankers shall be designed and at all times be equipped and manned so as to safely receive, at the Delivery Point, Propane and Butane simultaneously for loading at a rate for each grade of LPG of not less than 1,700 Cubic Meters per hour or, if loading one grade of LPG through two loading arms (if the LPG Tankers' manifold configuration
     so permits), 3,00 Cubic Meters per hour or,    ?   Butane and
     Propane sequentially, at a rate of not less than 1,700 Cubic
     Meters per hour.

          (d) The provisions of this Contract applicable to LPG
     Tankers shall apply whether an LPG Tanker is owned or operated by Buyer or otherwise employed by Buyer.

ARTICLE 13
 ARRIVAL, LOAD            ING TIME AND DEMURRAGE


     13.1 Notice of Arrival
          (a) Buyer shall arrange for each LPG Tanker to report by radio to the Loading Terminal or to Seller at the Loading Port a notice of the LPG Tanker's estimated time of arrival, initially within seventy-two (72) hours prior the LPG Tanker's arrival at the Loading Port. Such notice shall include a statement of the expected temperature of the bottom of the cargo tanks on arrival.

          (b) Buyer shall arrange for each LPG Tanker to report by radio to the Loading Terminal or to Seller at the Loading Port forty-eight (48) and twenty-four (24) hours before arrival thereat (or at such other times as Buyer may be advised by Seller), stating the estimated time of arrival.

     13.2 Notice of Readiness and Loading

          As soon as the LPG Tanker arrives at the sea buoy of the designated Loading Port, the master shall give notice of readiness to Seller ("Notice of Readiness"); provided, however, that in the event an LPG Tanker should arrive at the Loading Port prior to the first day of the Accepted Date Range, Notice of Readiness shall be deemed effective at the earlier of (i) 6:00 a.m. local time on the first day of the Accepted Date Range or such earlier time as applicable port regulations designate that vessels are permitted to proceed to berth, or (ii) the time loading commences.

     13.3 Laytime
          (a) The allotted laytime for Seller to load each LPG Tanker ("Allotted Laytime") shall be four (4) hours plus either (i) one hour for every 1,700 Cubic Meters comprising the accepted Quantities, if loading Propane or Butane sequentially, or (ii) one hour for every 3,400 Cubic Meters comprising the Accepted Quantities, if loading Propane and Butane simultaneously or if loading one grade of LPG through two loading arms, subject to adjustment as provided below and in Article 12.1(d).

          (b) The actual laytime for each LPG Tanker ("Used Laytime") shall commence (i) six (6) hours after the time when the Notice of Readiness is tendered by the LPG Tanker's master or six (6) hours after the Notice of Readiness is deemed effective pursuant to Article 13.2, whichever is later, or
     (ii) when the LPG Tanker is "all fast alongside" the berth and ready to receive cooldown LPG or cargo, whichever of the foregoing first occurs, and shall end when the loading and return lines of the LPG Tanker are disconnected from the Loading Terminal's loading and return lines. Where delay is caused to an LPG Tanker getting into berth after giving Notice of Readiness for any reason over which neither Seller nor the Loading Terminal has control, such delay shall not count as Used Laytime. If an LPG Tanker's Notice of Readiness is tendered on a date later than the last day of the Accepted Date Range, the LPG Tanker shall await its turn to load in accordance with Terminal Procedures, and Used Laytime shall commence when the LPG Tanker is "all fast alongside" the berth and ready to receive LPG. Any delay due solely to the LPG Tanker's condition or breakdown or inability of the LPG Tanker's facilities to load LPG within the time allowed or at the rate set forth in Article 12.2(c) shall not count as Use Laytime or time on demurrage.

          (c) The periods mentioned below shall be reduced from Used Laytime and shall not count as time on demurrage:

          (i) any period during which proceeding from the anchorage, berthing, loading or clearing of the LPG Tanker to proceed to sea after completion of loading is delayed, hindered or suspended by Buyer, the LPG Tanker's owner, the LPG Tanker's master, or any third party or governmental authority for reasons of safety, weather or for other reasons over which Seller has no control;

          (ii) any period of delay attributable to the operation of the LPG Tanker including the period of time such LPG Tanker awaits a berth by reason of the LPG Tanker being unable to receive LPG under this Contract or under the Terminal Procedures;

          (iii any period during which the LPG Tanker's tanks are being cooled to a temperature that will permit continuous loading of LPG in accordance with Terminal Procedures;

          (iv) any period in excess of Allowed Laytime required to load the LPG Tanker due to the LPG Tanker's inability to load at the Loading Terminal's normal operational loading rate due to limitations placed on the loading rate by the LPG Tanker; and

          (v) any period during which the LPG Tanker is waiting for all necessary port clearances.

     13.4 Demurrage

          (a) If Used Laytime exceeds Allotted Laytime (as adjusted in accordance with Article 13.3) in loading any LPG Tanker, Seller shall pay to Buyer demurrage at the "Annual Demurrage Rate" per day in effect in the calendar year in which Used Laytime commenced for the LPG Tanker The "Annual Demurrage Rate" for each calendar year shall be the rate (in U.S. Dollars per day) determined in accordance with the procedures set out in Exhibit E.

          (b) If demurrage shall be incurred at Loading Ports by reason of fire, explosion, storm or by a strike, lockout, stoppage or restraints of labor or by breakdown of machinery or equipment in or about the plant of Seller, demurrage shall
     be reduced one-half of the amount set out in Exhibit   ?
     shall not be liable fro any demurrage for delay caused by strike, lockout, stoppage or restraints of labor for master, officers and crew of the LPG Tanker or tugboat or pilots.

          (c) Buyer shall invoice Seller for amounts due under this Article 13.4 and Seller shall pay the invoice in accordance with the terms of Article 10.

ARTICLE 14
 DEPARTURE, MI       SCELLANEOUS CHARGES AND INSURANCE


     14.1 Departure

          Each LPG Tanker shall vacate the berth as soon as loading is completed, subject to and in accordance with the Terminal Procedures. Any loss or damage incurred by Seller as a result of the LPG Tanker's failure promptly to vacate the berth, except for any cause over which Buyer has no control, shall be paid by the Buyer to Seller.

     14.2 Miscellaneous Charges

          Dues and other charges on the LPG loaded shall be paid by Seller. Dues and other charges on the LPG Tanker, whether or not such dues or charges are based on the quantity of LPG loaded or the freight and regardless of who is initially required to pay or withhold such dues and charges, shall be paid or borne by Buyer. Any taxes on freight shall be borne by the Buyer.

     14.3 Insurance and Conditions of Use

          Buyer shall ensure that all LPG Tankers shall be entered in a reputable P&I Club acceptable to Seller for all risks, including, without limitation, those provided for in the Conditions of Use. All costs related to entering LPG Tankers with reputable P&I Clubs shall be at Buyer's expense. Buyer shall ensure that the owner, operator or charterer and master of each LPG Tanker shall accept the Conditions of Use.

ARTIC  LE 15
FORCE                            MAJEURE


     15.1 Events of Force Majeure

          (a) Neither Seller nor Buyer shall be liable for any delay or failure in performance hereunder if and to the extent such delay or failure in performance is directly caused by any of the following causes or events (any such cause or event is hereinafter referred to as an event of Force Majeure):

          (i) As to the Arun and Bontang Facilities and the Receiving Facilities:

              (A)   fire, flood, atmospheric disturbance,
                    lightning, storm, typhoon, tornado,
                    earthquake, landslide, soil erosion,
                    subsidence, washout or epidemics;
              (B) war, riot, civil war, blockade, insurrection, sabotage, acts of public enemies or civil disturbances;
              (C)   strike, lockout or other industrial
                    disturbances;
              (D) accidental damage to Natural Gas reservoirs or Natural Gas production facilities in the Arun or East Kalimantan Gas Supply Area or to the facilities for transportation of Natural Gas from the Arun or East Kalimantan Gas Supply Area;
              (E) accidental damage to any of the Arun and Bontang LPG Facilities or the Arun and Bontang LNG Facilities;
              (F) accidental damage to the Receiving Facilities capable of receiving the LPG cargo(es) in question;
              (G) inability or reduced capacity of facilities to produce or ship LNG or other hydrocarbons, in either case, requiring a cessation, suspension, interruption or curtailment in production or transmission of Natural Gas, LPG or LNG;
              (H)   delay in construction, completion,
                    commissioning or testing of any stage of the Arun or Bontang LPG Facilities so as to prevent them from becoming operational on a continuing basis, which delay is caused by (a) any of the events referred to in sub-paragraphs (A), (B) and (C) above, or (b) delay in receiving major items of equipment or materials from the manufacturer or vendor thereof, provided that the Seller shall have taken all steps reasonably available to obtain timely delivery of such items including the placing of purchase orders within such time was prudent under the existing circumstances;
              (I) depletion, reduction or insufficiency of reserves of, or a change in the characteristics of Natural Gas from, or a change in the reservoir characteristics of, either the Arun or East Kalimantan Gas Supply Area such that the contractual quantities of LPG hereunder cannot be produced in a commercial manner; or
              (J) act of government or governmental authorities or any law, decree, order or the like, or taking or confiscation whether or not acting under color of law, that directly affects the ability of a party to perform any obligation hereunder other than the obligation to remit payments as provided in Article 10.4 hereof on account of LPG delivered and taken or not taken and subject to payment of damages under this Contract.

          (ii)      As to Named LPG Tankers:

              (A) loss of a Named LPG Tanker or serious damage thereto;

              (B)   closing of harbors, ports or other facilities;
              (C)   accident of navigation or perils of the sea;
              (D)   fire, flood, atmospheric disturbance,
                    lightning, storm, typhoon, tornado, or
                    epidemics;
              (E) war, riot, civil war, blockade, insurrection, acts of public enemies, or civil disturbance;
              (F)   strike or other industrial disturbance
                    occurring aboard a Named LPG Tanker; or
              (G)   acts of government.

          (iii)     As to the Arun and Bontang Facilities, the
                    Receiving Facilities and LPG Tankers:

              any event or cause whether or not of the same type or class as described above and whether or not foreseeable, reasonably beyond the control of the party affected which by the exercise of due diligence that party is unable to overcome.

          (b) Notwithstanding the provisions of paragraph (a) above:

          (i) Buyer shall in no event be relieved of its obligations to pay Seller for LPG sold and delivered to it hereunder or for payment of damages pursuant to Article 5.5 for LPG not taken;

          (ii) neither party shall be relieved from any other obligations to make payments required hereunder to another party; and

          (iii) neither party shall be relieved from its obligation to make payments in immediately available U.S. Dollars in the place or places otherwise provided for herein.

          (c) Settlement of strikes, lockouts or other industrial disturbances shall be entirely within the discretion of the party experiencing such situations, and nothing herein shall require such party to settle industrial disputes by yielding to demands made on it when it considers such action inadvisable.

     15.2 Notice, Resumption of Normal Performance

          (a) Immediately upon the occurrence of an event of Force Majeure that gives a party warning that the event may delay or prevent the performance by Seller or Buyer of any of its obligations hereunder, the party affected shall give notice thereof to the other party describing such event and stating the obligations the performance of which are, or are expected to be, delayed or prevented, and (either in the original or in supplemental notices) stating (i) the estimated period during which performance may be suspended or reduced, including, to the extent known or ascertainable, the estimated extent of such reduction in performance, and (ii) the particulars of the program to be implemented to ensure full resumption of normal performance hereunder.

          (b) In order to promote resumption of normal performance of this Contract within the shortest practicable time, the party affected by an event of Force Majeure shall take all measures to that end which are reasonable in the circumstances, taking into account the consequences resulting from such event of Force Majeure, provided that such party shall not be required to take measures which would involve it in material additional expense or in a material departure from its normal practices. Prior to resumption of normal performance the parties shall continue to perform their obligations under this Contract to the extent not prevented by such event of Force Majeure.

     15.3 Effect on Deliveries, Supplies, Term
          (a) No curtailment or suspension of deliveries or receipt of deliveries shall operate to extend the duration of this Contract or to terminate this Contract (except as specified in paragraph (c) below). Neither Buyer nor Seller shall be obliged to make up shipments omitted due to Force
     Majeure, whether affecting Seller or Buyer.

          (b) Under no circumstances shall Seller be obliged to purchase or otherwise obtain LPG lost or not produced as the result of Force Majeure, or to replace or supplement the Arun or East Kalimantan Gas Supply Area as the source of supply of Natural Gas for LPG or to replace or supplement the Arun or Bontang LPG Facilities for production of LPG. Should Seller obtain or acquire alternate LPG supplies, Seller shall not be obligated to allocate any such supplies to Buyer.

          (c) If either Buyer's or Seller's performance hereunder is delayed or prevented by Force Majeure for more than one hundred eighty (180) consecutive days, the other party shall have the right to terminate this Contract upon sixty (60) days' prior notice after expiration of such period of one hundred eighty (180) days to the other party provided that such event of Force Majeure is not remedied within such period of notice.

ARTICLE 16
 EARLY TERMINA                     TION


     16.1 Financing

          Seller shall have the option, which shall be exercised (if at all) by notice to Buyer given not later than September 30, 1986, to terminate this Contract sixty (60) days after the date of the notice, without any liability to Buyer whatsoever as a consequence of such termination, if Seller has not by the date of such notice and by the specified date of termination obtained, and executed or caused the execution of definitive agreements for, financing which, in its sole opinion, (a) are upon terms and conditions satisfactory to it and (b) cover the full construction costs of the Arun and Bontang LPG Facilities (together with whatever additions or alterations, if any, are required to be made to the Arun and Bontang LNG Facilities by virtue of construction and operation of the Arun and Bontang LPG Facilities in order for Seller to maintain its commitments to its buyers of LNG).

     16.2 Governmental Approvals
          Either Seller or Buyer shall have the option, which shall be exercised (if at all) by notice to the other given not later than September 30, 1986, to terminate this Contract sixty (60) days after the date of the notice, without any liability to the other whatsoever as a consequence of such termination, if, by the date of such notice and by the specified date of termination, all authorizations and governmental approvals required for the performance of this Contract have not been obtained.

     16.3 Bankruptcy, etc.
          If Buyer shall become insolvent or unable to pay its debts as they mature, or commits or suffers any act of bankruptcy (including filing or failing to have discharged any petition in bankruptcy, reorganization, winding-up, liquidation or similar proceeding, the appointment of a receiver or trustee of Buyer or its assets, and assignment for the benefit of its creditors or similar composition), then Buyer shall be in material breach hereunder and (in addition to such other remedies as it may have) Seller shall have the right to terminate this Contract forthwith upon notice to Buyer.

ARTIC   LE
ARBIT                            RATION


          Any dispute between Seller and Buyer in connection with this Contract or the interpretation, performance or non-performance hereof shall be finally settled by arbitrator pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce ("ICC"), in effect at that time, by three (3) arbitrators appointed in accordance with said Rules. The place at which such arbitration proceedings shall be held shall be Paris, France and the arbitrators shall be bound to apply the laws of the State of New York in determination of the dispute. The award rendered by the arbitrators shall be final and binding upon the parties, and may be entered and enforced in any court having jurisdiction. The arbitration proceedings shall be conducted in the English language.

ARTIC  LE 18
APPLI                           CABLE LAW


          This Contract shall be governed by and interpreted in accordance with laws of the State of New York, United States of America.

ARTIC  LE 19
CONFI                          DENTIALITY


     Information or documents furnished by a party to the other party hereunder in connection with the performance of this Contract, and which the disclosing party identifies as confidential, may not be used or communicated to third parties without the agreement of Seller, in the case of information and documents furnished to Buyer, and of the Buyer, in the case of information and documents furnished to Seller. This restriction shall not apply to information or documents which:

          (a) have fallen into the public domain otherwise than through the act of failure to act of the party that has received them;

          (b) are communicated to any Supplier or any Affiliate of a party or a Supplier, with the obligation of the receiving persons to maintain confidentiality;

          (c) are communicated to legal counsel, accountants, other professional consultants or advisers, underwriters or lenders of a party or a Supplier, or other persons that are participating in the implementation of sales of LPG from the Arun and Bontang Facilities, with the obligation of the receiving persons to maintain confidentiality;

          (d) are communicated to contractors for or operators of the Arun or Bontang Facilities, a Loading Port, any LPG Tanker, or a Loading Terminal, provided that such communication is necessary for the performance by a party of its obligations under this Contract and provided further that said contractors and operators shall be subject to an obligation to maintain confidentiality; or

          (e) are communicated to any governmental authorities of Japan or the Republic of Indonesia, or the United States of America, or the country of incorporation of any Supplier claiming authority to require such disclosure, in accordance with that authority.

     The foregoing obligations of the parties shall survive the termination of this Contract.

ARTICLE 20
 NOTICES

     All notices and other communications for purposes of this Contract shall be in English and in writing, which shall include transmission by telex, cable, or other electronic means such as facsimile transmission, except that notices given from ships at sea may be by radio in English. Notices and other communications given by telex cable or other electronic means shall be confirmed by air mail unless otherwise agreed by the parties. Notices and communications shall be directed as follows:

     A.   To Seller at the following mail address :

          PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA
          (PERTAMINA)
          Attention:
                    Bureau of Gas Marketing
                    Sub-Directorate of Foreign Marketing
                    Medan Merdeka Timur 1A,
                    Jakarta Pusat, Indonesia

          and at the following cable and telex addresses --

          cable:    PERTAMINA
                    JAKARTA, INDONESIA VIA RCA

                    Attention:
                              Bureau of Gas Marketing
                              Sub-Directorate of  Foreign Marketing

          telex:          PERTAMINA
                    44134 or 44152
                    JAKARTA, INDONESIA

          facsimile:      62-21-343882

     B.   To Buyers at the following mailing addresses:

          COSMO OIL CO., LTD.

          Attention:



          and at the following cable, telex and facsimile addresses:

          telephone:


          cable:

          telex:

          FACSIMILE:


          Either party may designate additional addresses for particular communications as required from time to time, and may change any address, by notice given thirty (30) days in advance of such addition or change. Immediately upon receiving communications by telex, cable, facsimile or radio, a party shall acknowledge receipt by the same means (or may acknowledge receipt of facsimile by telex or cable), and may request a repeat transmittal of the entire communication or confirmation of particular matters.

          If the sender receives no acknowledgement of receipt within twenty-four (24) hours, or receives a request for repeat transmittal or confirmation, said party shall repeat the transmittal or answer the particular request. Unless otherwise expressly provided herein, all notices hereunder shall become effective upon receipt, and for the purposes hereof, "receipt" in the case of a telex shall refer to a message sent for which an "answer-back" was received by the sender. Prior to the date of First Loading, the parties shall establish radio channels, frequencies and procedures for all
     communications between


B.   To Buyers at the following mailing addresses:

          MITSUBISHI CORPORATION

          Attention:      Gas Department B
                          6-3, Marunouchi 2-chome
                          Chiyoda-ku, Tokyo 100, Japan

          and at the following cable, telex and facsimile addresses:

          telephone:      81-3-210-2121 (Switch)
                          81-3-210-6041

          cable:          MITSUBISHI TOKYO

          telex:          J33333 MCTOK A

          FACSIMILE:      81-3-21C-8071


          Either party may designate additional addresses for particular communications as required from time to time, and may change any address, by notice given thirty (30) days in advance of such addition or change. Immediately upon receiving communications by telex, cable, facsimile or radio, a party shall acknowledge receipt by the same means (or may acknowledge receipt of facsimile by telex or cable), and may request a repeat transmittal of the entire communication or confirmation of particular matters.

          If the sender receives no acknowledgement of receipt within twenty-four (24) hours, or receives a request for repeat transmittal or confirmation, said party shall repeat the transmittal or answer the particular request. Unless otherwise expressly provided herein, all notices hereunder shall become effective upon receipt, and for the purposes hereof, "receipt" in the case of a telex shall refer to a message sent for which an "answer-back" was received by the sender. Prior to the date of First Loading, the parties shall establish radio channels, frequencies and procedures for all communications between
     B.   To Buyers at the following mailing addresses:

          NIPPON PETROLEUM GAS CO., LTD.

          Attention:      Supply Department
                          4-2, Marunouchi 3-Chome,
                          Chiyoda-ku, Tokyo 100, Japan

          and at the following cable, telex and facsimile addresses:

          telephone:      81-3-286-4872


          cable:          NIPPETGASCO

          telex:          222-8308 NPGCTK-J

          FACSIMILE:      81-3-214-3661


          Either party may designate additional addresses for particular communications as required from time to time, and may change any address, by notice given thirty (30) days in advance of such addition or change. Immediately upon receiving communications by telex, cable, facsimile or radio, a party shall acknowledge receipt by the same means (or may acknowledge receipt of facsimile by telex or cable), and may request a repeat transmittal of the entire communication or confirmation of particular matters.

          If the sender receives no acknowledgement of receipt within twenty-four (24) hours, or receives a request for repeat transmittal or confirmation, said party shall repeat the transmittal or answer the particular request. Unless otherwise expressly provided herein, all notices hereunder shall become effective upon receipt, and for the purposes hereof, "receipt" in the case of a telex shall refer to a message sent for which an "answer-back" was received by the sender. Prior to the date of First Loading, the parties shall establish radio channels, frequencies and procedures for all communications between
     B.   To Buyers at the following mailing addresses:

          SHOWA SHELL SEKIYU K.K.

          Attention:      LPG Division
                          2-5, Kasumigaseki 3-chome
                          Chiyoda-ku, Tokyo 100, Japan

          and at the following cable, telex and facsimile addresses:

          telephone:      81-3-581-9326 (Direct)


          cable:          SHELL

          telex:          J22373 SHELLTOK

          FACSIMILE:      81-3-581-9304


          Either party may designate additional addresses for particular communications as required from time to time, and may change any address, by notice given thirty (30) days in advance of such addition or change. Immediately upon receiving communications by telex, cable, facsimile or radio, a party shall acknowledge receipt by the same means (or may acknowledge receipt of facsimile by telex or cable), and may request a repeat transmittal of the entire communication or confirmation of particular matters.

          If the sender receives no acknowledgement of receipt within twenty-four (24) hours, or receives a request for repeat transmittal or confirmation, said party shall repeat the transmittal or answer the particular request. Unless otherwise expressly provided herein, all notices hereunder shall become effective upon receipt, and for the purposes hereof, "receipt" in the case of a telex shall refer to a message sent for which an "answer-back" was received by the sender. Prior to the date of First Loading, the parties shall establish radio channels, frequencies and procedures for all communications between


B.   To Buyers at the following mailing addresses:

          KYODO OIL CO., LTD.

          Attention:      International Trade Department
                          11-2, Nagata-Cho 2-Chome,
                          Chiyoda-ku, Tokyo 100, Japan

          and at the following cable, telex and facsimile addresses:

          telephone:      81-3-593-6309

          cable:          KDOCO SUNWAY

          telex:          222-5297 KYOOIL J
                          J28872 KYODOIL

          FACSIMILE:      81-3-581-2158


          Either party may designate additional addresses for particular communications as required from time to time, and may change any address, by notice given thirty (30) days in advance of such addition or change. Immediately upon receiving communications by telex, cable, facsimile or radio, a party shall acknowledge receipt by the same means (or may acknowledge receipt of facsimile by telex or cable), and may request a repeat transmittal of the entire communication or confirmation of particular matters.

          If the sender receives no acknowledgement of receipt within twenty-four (24) hours, or receives a request for repeat transmittal or confirmation, said party shall repeat the transmittal or answer the particular request. Unless otherwise expressly provided herein, all notices hereunder shall become effective upon receipt, and for the purposes hereof, "receipt" in the case of a telex shall refer to a message sent for which an "answer-back" was received by the sender. Prior to the date of First Loading, the parties shall establish radio channels, frequencies and procedures for all communications between


B.   To Buyers at the following mailing addresses:

          IDEMITSU KOSAN CO., LTD.

          Attention:      Overseas Operations Department
                          1-1, Marunouchi 3-chome
                          Chiyoda-ku, Tokyo 100, Japan

          and at the following cable, telex and facsimile addresses:

          telephone:      81-3-213-3111

          cable:    -

          telex:          J22219 IDEMITSU


          FACSIMILE:      81-3-211-3521


          Either party may designate additional addresses for particular communications as required from time to time, and may change any address, by notice given thirty (30) days in advance of such addition or change. Immediately upon receiving communications by telex, cable, facsimile or radio, a party shall acknowledge receipt by the same means (or may acknowledge receipt of facsimile by telex or cable), and may request a repeat transmittal of the entire communication or confirmation of particular matters.

          If the sender receives no acknowledgement of receipt within twenty-four (24) hours, or receives a request for repeat transmittal or confirmation, said party shall repeat the transmittal or answer the particular request. Unless otherwise expressly provided herein, all notices hereunder shall become effective upon receipt, and for the purposes hereof, "receipt" in the case of a telex shall refer to a message sent for which an "answer-back" was received by the sender. Prior to the date of First Loading, the parties shall establish radio channels, frequencies and procedures for all communications between


B.   To Buyers at the following mailing addresses:

          MITSUI LIQUEFIED GAS CO., LTD.

          Attention:      Supply & Operations Dept.
                          Yaesudai Building
                          1-1, Kyobashi, 1-chome,
                          Chuo-Ku, Tokyo 104, Japan

          and at the following cable, telex and facsimile addresses:

          telephone:      81-3-276J-7121

          cable:          MITLPG

          telex:          2225347 MITLPG J

          FACSIMILE:      81-3-276-7043


          Either party may designate additional addresses for particular communications as required from time to time, and may change any address, by notice given thirty (30) days in advance of such addition or change. Immediately upon receiving communications by telex, cable, facsimile or radio, a party shall acknowledge receipt by the same means (or may acknowledge receipt of facsimile by telex or cable), and may request a repeat transmittal of the entire communication or confirmation of particular matters.

          If the sender receives no acknowledgement of receipt within twenty-four (24) hours, or receives a request for repeat transmittal or confirmation, said party shall repeat the transmittal or answer the particular request. Unless otherwise expressly provided herein, all notices hereunder shall become effective upon receipt, and for the purposes hereof, "receipt" in the case of a telex shall refer to a message sent for which an "answer-back" was received by the sender. Prior to the date of First Loading, the parties shall establish radio channels, frequencies and procedures for all communications between


LPG Tankers, the Arun and Bontang Facilities and the authorities for each Loading Port and Loading Terminals.

ARTICLE 21
ASSIGNMENT


          Neither this Contract nor any rights or obligations hereunder may be assigned by Buyer without the prior written consent of Seller, or by Seller without the prior written consent of the Buyer.

ARTIC  LE 22
AMEND                             MENTS


     This Contract may not be amended, modified, varied or supplemented except by an instrument in writing signed by the President-Director or other duly authorized representative of Seller and by a Director or other duly authorized representative of Buyer.

     Performance of any condition or obligation to be performed hereunder shall not be deemed to have been waived or postponed except by an instrument in writing signed by an authorized signatory, as specified in the preceding paragraph, of the party who is claimed to have granted such waiver or postponements.

ARTICLE 23
                            ENTIRE AGREEMENT


     This Contract constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes and replaces any provisions on the same subject contained in any other agreement or communications between the parties prior to the execution of this Contract, whether written or oral.

ARTICLE 24
                        LANGUAGE OF THE CONTRACT


     This Contract has been made and executed only in the English language.

ARTICLE 25
                                HEADINGS


     The headings and captions in this Contract are inserted solely for the sake of convenience and shall not affect the interpretation or construction of this Contract.

ARTICLE 26
                              COUNTERPARTS


     This Contract has been executed in two (2) identical counterparts, each of which shall have the force and dignity of an original, and both of which shall constitute but one and the same
Contract.

     IN WITNESS WHEREOF, each of the parties has caused this Contract to be executed in Jakarta by its duly authorized representative as of the date first written above.


SELLER :                           BUYERS:


PERUSAHAAN PERTAMBANGAN MINYAK     COSMO OIL CO., LTD.
DAN GAS BUMI NEGARA (PERTAMINA)




By   /S/   A.R. RAMLY                   By   /S/    T. KOJIMA
     PRESIDENT DIRECTOR                  GENERAL MANAGER
                                         GAS DEPT.


IN WITNESS WHEREOF, each of the parties has caused this Contract to be executed in Jakarta by its duly authorized representative as of the date first written above.


SELLER :                           BUYERS:


PERUSAHAAN PERTAMBANGAN MINYAK     MItSUBISHI CORPORATION
DAN GAS BUMI NEGARA (PERTAMINA)




By   /S/   A.R. RAMLY                   By   /S/  O. MOTOOKA
     PRESIDENT DIRECTOR                  GENERAL MANAGER
                                         GAS DEPT.

B
     IN WITNESS WHEREOF, each of the parties has caused this Contract to be executed in Jakarta by its duly authorized representative as of the date first written above.


SELLER :                           BUYERS:


PERUSAHAAN PERTAMBANGAN MINYAK     NIPPON PETROLEUM GAS
DAN GAS BUMI NEGARA (PERTAMINA)    CO., LTD.




By   /S/   A.R. RAMLY                   By   /S/  M. YUASA
     PRESIDENT DIRECTOR                  PRESIDENT

IN WITNESS WHEREOF, each of the parties has caused this Contract to be executed in Jakarta by its duly authorized representative as of the date first written above.


SELLER :                           BUYERS:


PERUSAHAAN PERTAMBANGAN MINYAK     SHOWA SHELL SEKIYU K.K.
DAN GAS BUMI NEGARA (PERTAMINA)




By   /S/  A.R. RAMLY                    By   /S/  K. KASUGA
     PRESIDENT DIRECTOR                   GENERAL MANAGER
                                          LPG DIVISION


IN WITNESS WHEREOF, each of the parties has caused this Contract to be executed in Jakarta by its duly authorized representative as of the date first written above.


SELLER :                           BUYERS:


PERUSAHAAN PERTAMBANGAN MINYAK     KYODO OIL CO., LTD.
DAN GAS BUMI NEGARA (PERTAMINA)




By   /S/  A.R. RAMLY                    By   /S/  S. SHIMURA
     PRESIDENT DIRECTOR                   GENERAL DIRECTOR AND
                                          GENERAL MANAGER
                                          INTERNATIONAL TRADE
                                          DEPARTMENT


IN WITNESS WHEREOF, each of the parties has caused this Contract to be executed in Jakarta by its duly authorized representative as of the date first written above.


SELLER :                           BUYERS:


PERUSAHAAN PERTAMBANGAN MINYAK     IDEMITSU KOSAN CO., LTD.
DAN GAS BUMI NEGARA (PERTAMINA)




By   /S/  A.R. RAMLY                    By   /S/  A. IDEMITSU
     PRESIDENT DIRECTOR                  DIRECTOR AND
                                         GENERAL MANAGER
                                         OVERSEAS OPERATIONS
                                         DEPARTMENT


IN WITNESS WHEREOF, each of the parties has caused this Contract to be executed in Jakarta by its duly authorized representative as of the date first written above.


SELLER :                           BUYERS:


PERUSAHAAN PERTAMBANGAN MINYAK     MITSUI LIQUEFIED GAS CO., LTD.
DAN GAS BUMI NEGARA (PERTAMINA)




By   /S/  A.R. RAMLY                    By   /S/  S. SUZUKI
     PRESIDENT DIRECTOR                  MANAGING DIRECTOR
                                         GAS DEPT.




                                   WITNESS:

                                   MITSUI & CO., LTD.




                                   By : /S/  T. KINOSHITA
                                          GENERAL MANAGER
                                          GAS DIVISION

Exhibit A
(Sample) Notice to Buyer of Build-up Year 1988 Fixed Quantities

Exhibit B
                 Estimate of Allocation of Propane and Butane
in accordance with Article 5.3    (b) (i)

Exhibit C
                 Production Forecast of Production Quantities of Propane and Butane, 1988 th rough 1990

Exhibit D
                 Specifications
               Attachment 2
               Testing Method of LPG Residual    Matter
(Mass Analysis Method)
           Attachment 3
               Precision for Residual Matter


Exhibit E
                 Procedure for Calculating Annual Demurrage Rate

Exhibit F
                 Example of Calculation of Contract Sales Prices
in accordance with Article 6.2     (b)

Appendix A
                Measurement and Sampling Procedures

                                                         July 15, 1986

                                   SIDE LETTER TO
                                   LPG ARUN AND BONTANG
                                   SALES AND PURCHASE CONTRACT


SHOWA SHELL SEKIYU K.K.

Dear Sirs,

I.   Sales of Additional Quantities

During our discussions leading to the execution today of the LPG Sales and Purchase Contract (the "Contract"), you have indicated your interest in considering the purchase of quantities of LPG from the LPG Facilities in addition to those which are to be sold and purchased under the Contract.

It is anticipated that, in addition to the quantities you have agreed to purchase under the Contract, additional quantities of LPG may from time to time be available for additional sales. Pertamina may wish under such circumstances to sell such additional quantities, either under long-term or short-term contracts, as spot sales, or any combination of these arrangements.

Having in mind the business relationship which has been established between Pertamina and you, Pertamina wishes to provide to you the opportunity to purchase such additional quantities to the extent Pertamina is able to do so consistent with its existing commitments, including the obligations of Pertamina under its other LPG sales contracts.

You can be assured that Pertamina will inform you of the availability of excess quantities of LPG before selling such quantities to parties other than yourself, and will, if you wish, enter into discussions with you to determine whether Pertamina and you can reach agreement on terms and conditions of sale with respect to such excess quantities.

We all must understand, however, that Pertamina will retain its right to sell such additional quantities to third parties if, after discussions with you, we are unable to reach agreement on terms and conditions of sale, including price, quantities, time of deliveries, term of contract and other similar important matters.

II.  Conditions of Use

Conditions of Use ("COU") for the Arun and Bontang Loading Ports will be signed by the master of each LPG Tanker before using such Loading Ports' facilities. However, in view of the general COU terms, it is necessary to agree to the principle for determining liability under the COU with regard to LPG Tankers using the Loading Ports for which adequate insurance is available to protect the interests of all parties, taking into account the current availability of protection and indemnity cover.

After signing of the Contract, legal advisers and insurance advisers of Seller, Buyer and Buyer's transporters shall cooperate to modify the obligations under the COU for LPG Tankers in a manner consistent with the attached drafts.

III. Relationship with LNG Processing

It is understood that the production of LPG at the Arun and Bontang Facilities (as defined in the Contract) is dependent on the processing of Natural Gas into LNG and that any interruption, curtailment or suspension of LNG production or deliveries of LNG at the Arun or Bontang Facilities will directly and adversely affect the production and availability for export of LPG from such Facilities.

Furthermore, Seller has entered into and made certain commitments prior to the date hereof to its LNG buyers in respect of operational limitations, quantities and specifications of LNG produced at the Arun and Bontang Facilities.

The annual Fixed Quantities (as defined in the LPG Sales and
Purchase Contracts) have been determined as of the date hereof after taking these quantities, specifications and limitations into account.

As soon as Seller becomes aware of any circumstance which may require Seller to take action to meet the above commitments which would affect LPG production Seller shall promptly enter into good faith discussions with Buyer to determine whether alternative action is available or possible that could enable Seller to satisfy both its commitments to Buyer as well as the commitments referred to above. It is understood that Seller shall take reasonable actions to avoid the occurrence of any event which would affect LPG production. However, if Seller nevertheless determines that it must take action which affects LPG production, such circumstances would constitute an event of Force Majeure under the Contract.

If you are in agreement with the foregoing, please indicate your concurrence by signing a copy of this letter in the space provided below.

                                   Very truly yours,

                                   PERUSAHAAN PERTAMBANGAN MINYAK
                              DAN GAS BUMI NEGARA (PERTAMINA)




                              By:  /S/  A.R. RAMLY
                                   PRESIDENT DIRECTOR


Consented and Agreed to
SHOWA SHELL SEKIYU K.K.




By:  /S/  K. SASUGA
     GENERAL MANAGER LPG DIV.

                                   July 15, 1986

                                   SIDE LETTER TO
                                   LPG ARUN AND BONTANG
                                   SALES AND PURCHASE CONTRACT


COSMO OIL CO., LTD.

Dear Sirs,

I.   Sales of Additional Quantities

During our discussions leading to the execution today of the LPG Sales and Purchase Contract (the "Contract"), you have indicated your interest in considering the purchase of quantities of LPG from the LPG Facilities in addition to those which are to be sold and purchased under the Contract.

It is anticipated that, in addition to the quantities you have agreed to purchase under the Contract, additional quantities of LPG may from time to time be available for additional sales. Pertamina may wish under such circumstances to sell such additional quantities, either under long-term or short-term contracts, as spot sales, or any combination of these arrangements.

Having in mind the business relationship which has been established between Pertamina and you, Pertamina wishes to provide to you the opportunity to purchase such additional quantities to the extent Pertamina is able to do so consistent with its existing commitments, including the obligations of Pertamina under its other LPG sales contracts.

You can be assured that Pertamina will inform you of the availability of excess quantities of LPG before selling such quantities to parties other than yourself, and will, if you wish, enter into discussions with you to determine whether Pertamina and you can reach agreement on terms and conditions of sale with respect to such excess quantities.

We all must understand, however, that Pertamina will retain its right to sell such additional quantities to third parties if, after discussions with you, we are unable to reach agreement on terms and conditions of sale, including price, quantities, time of deliveries, term of contract and other similar important matters.

II.  Conditions of Use

Conditions of Use ("COU") for the Arun and Bontang Loading Ports will be signed by the master of each LPG Tanker before using such Loading Ports' facilities. However, in view of the general COU terms, it is necessary to agree to the principle for determining liability under the COU with regard to LPG Tankers using the Loading Ports for which adequate insurance is available to protect the interests of all parties, taking into account the current availability of protection and indemnity cover.

After signing of the Contract, legal advisers and insurance advisers of Seller, Buyer and Buyer's transporters shall cooperate to modify the obligations under the COU for LPG Tankers in a manner consistent with the attached drafts.

III. Relationship with LNG Processing

It is understood that the production of LPG at the Arun and Bontang Facilities (as defined in the Contract) is dependent on the processing of Natural Gas into LNG and that any interruption, curtailment or suspension of LNG production or deliveries of LNG at the Arun or Bontang Facilities will directly and adversely affect the production and availability for export of LPG from such Facilities.

Furthermore, Seller has entered into and made certain commitments prior to the date hereof to its LNG buyers in respect of operational limitations, quantities and specifications of LNG produced at the Arun and Bontang Facilities.

The annual Fixed Quantities (as defined in the LPG Sales and
Purchase Contracts) have been determined as of the date hereof after taking these quantities, specifications and limitations into account.

As soon as Seller becomes aware of any circumstance which may require Seller to take action to meet the above commitments which would affect LPG production Seller shall promptly enter into good faith discussions with Buyer to determine whether alternative action is available or possible that could enable Seller to satisfy both its commitments to Buyer as well as the commitments referred to above. It is understood that Seller shall take reasonable actions to avoid the occurrence of any event which would affect LPG production. However, if Seller nevertheless determines that it must take action which affects LPG production, such circumstances would constitute an event of Force Majeure under the Contract.

If you are in agreement with the foregoing, please indicate your concurrence by signing a copy of this letter in the space provided below.

                                   Very truly yours,

                                   PERUSAHAAN PERTAMBANGAN MINYAK
                              DAN GAS BUMI NEGARA (PERTAMINA)




                              By:  /S/  A.R. RAMLY
                                   PRESIDENT DIRECTOR


Consented and Agreed to
COSMO OIL CO., LTD.




By:  /S/  T. KOJIMA
     GENERAL MANAGER
     GAS DEPARTMENT

                                   July 15, 1986

                                   SIDE LETTER TO
                                   LPG ARUN AND BONTANG
                                   SALES AND PURCHASE CONTRACT


KYODO OIL CO., LTD.

Dear Sirs,

I.   Sales of Additional Quantities

During our discussions leading to the execution today of the LPG Sales and Purchase Contract (the "Contract"), you have indicated your interest in considering the purchase of quantities of LPG from the LPG Facilities in addition to those which are to be sold and purchased under the Contract.

It is anticipated that, in addition to the quantities you have agreed to purchase under the Contract, additional quantities of LPG may from time to time be available for additional sales. Pertamina may wish under such circumstances to sell such additional quantities, either under long-term or short-term contracts, as spot sales, or any combination of these arrangements.

Having in mind the business relationship which has been established between Pertamina and you, Pertamina wishes to provide to you the opportunity to purchase such additional quantities to the extent Pertamina is able to do so consistent with its existing commitments, including the obligations of Pertamina under its other LPG sales contracts.

You can be assured that Pertamina will inform you of the availability of excess quantities of LPG before selling such quantities to parties other than yourself, and will, if you wish, enter into discussions with you to determine whether Pertamina and you can reach agreement on terms and conditions of sale with respect to such excess quantities.

We all must understand, however, that Pertamina will retain its right to sell such additional quantities to third parties if, after discussions with you, we are unable to reach agreement on terms and conditions of sale, including price, quantities, time of deliveries, term of contract and other similar important matters.

II.  Conditions of Use

Conditions of Use ("COU") for the Arun and Bontang Loading Ports will be signed by the master of each LPG Tanker before using such Loading Ports' facilities. However, in view of the general COU terms, it is necessary to agree to the principle for determining liability under the COU with regard to LPG Tankers using the Loading Ports for which adequate insurance is available to protect the interests of all parties, taking into account the current availability of protection and indemnity cover.

After signing of the Contract, legal advisers and insurance advisers of Seller, Buyer and Buyer's transporters shall cooperate to modify the obligations under the COU for LPG Tankers in a manner consistent with the attached drafts.

III. Relationship with LNG Processing

It is understood that the production of LPG at the Arun and Bontang Facilities (as defined in the Contract) is dependent on the processing of Natural Gas into LNG and that any interruption, curtailment or suspension of LNG production or deliveries of LNG at the Arun or Bontang Facilities will directly and adversely affect the production and availability for export of LPG from such Facilities.

Furthermore, Seller has entered into and made certain commitments prior to the date hereof to its LNG buyers in respect of operational limitations, quantities and specifications of LNG produced at the Arun and Bontang Facilities.

The annual Fixed Quantities (as defined in the LPG Sales and
Purchase Contracts) have been determined as of the date hereof after taking these quantities, specifications and limitations into account.

As soon as Seller becomes aware of any circumstance which may require Seller to take action to meet the above commitments which would affect LPG production Seller shall promptly enter into good faith discussions with Buyer to determine whether alternative action is available or possible that could enable Seller to satisfy both its commitments to Buyer as well as the commitments referred to above. It is understood that Seller shall take reasonable actions to avoid the occurrence of any event which would affect LPG production. However, if Seller nevertheless determines that it must take action which affects LPG production, such circumstances would constitute an event of Force Majeure under the Contract.

If you are in agreement with the foregoing, please indicate your concurrence by signing a copy of this letter in the space provided below.

                                   Very truly yours,

                                   PERUSAHAAN PERTAMBANGAN MINYAK
                              DAN GAS BUMI NEGARA (PERTAMINA)




                              By:  /S/  A.R. RAMLY
                                   PRESIDENT DIRECTOR


Consented and Agreed to
SHOWA SHELL SEKIYU K.K.




By:  /S/  S. SHIMURA
     MANAGING DIRECTOR
     AND GENERAL MANAGER,
     INTERNATIONAL TRADE DEPT.

                                   July 15, 1986

                                   SIDE LETTER TO
                                   LPG ARUN AND BONTANG
                                   SALES AND PURCHASE CONTRACT


MITSUI LIQUEFIED GAS CO., LTD.

Dear Sirs,

I.   Sales of Additional Quantities

During our discussions leading to the execution today of the LPG Sales and Purchase Contract (the "Contract"), you have indicated your interest in considering the purchase of quantities of LPG from the LPG Facilities in addition to those which are to be sold and purchased under the Contract.

It is anticipated that, in addition to the quantities you have agreed to purchase under the Contract, additional quantities of LPG may from time to time be available for additional sales. Pertamina may wish under such circumstances to sell such additional quantities, either under long-term or short-term contracts, as spot sales, or any combination of these arrangements.

Having in mind the business relationship which has been established between Pertamina and you, Pertamina wishes to provide to you the opportunity to purchase such additional quantities to the extent Pertamina is able to do so consistent with its existing commitments, including the obligations of Pertamina under its other LPG sales contracts.

You can be assured that Pertamina will inform you of the availability of excess quantities of LPG before selling such quantities to parties other than yourself, and will, if you wish, enter into discussions with you to determine whether Pertamina and you can reach agreement on terms and conditions of sale with respect to such excess quantities.

We all must understand, however, that Pertamina will retain its right to sell such additional quantities to third parties if, after discussions with you, we are unable to reach agreement on terms and conditions of sale, including price, quantities, time of deliveries, term of contract and other similar important matters.

II.  Conditions of Use

Conditions of Use ("COU") for the Arun and Bontang Loading Ports will be signed by the master of each LPG Tanker before using such Loading Ports' facilities. However, in view of the general COU terms, it is necessary to agree to the principle for determining liability under the COU with regard to LPG Tankers using the Loading Ports for which adequate insurance is available to protect the interests of all parties, taking into account the current availability of protection and indemnity cover.

After signing of the Contract, legal advisers and insurance advisers of Seller, Buyer and Buyer's transporters shall cooperate to modify the obligations under the COU for LPG Tankers in a manner consistent with the attached drafts.

III. Relationship with LNG Processing

It is understood that the production of LPG at the Arun and Bontang Facilities (as defined in the Contract) is dependent on the processing of Natural Gas into LNG and that any interruption, curtailment or suspension of LNG production or deliveries of LNG at the Arun or Bontang Facilities will directly and adversely affect the production and availability for export of LPG from such Facilities.

Furthermore, Seller has entered into and made certain commitments prior to the date hereof to its LNG buyers in respect of operational limitations, quantities and specifications of LNG produced at the Arun and Bontang Facilities.

The annual Fixed Quantities (as defined in the LPG Sales and
Purchase Contracts) have been determined as of the date hereof after taking these quantities, specifications and limitations into account.

As soon as Seller becomes aware of any circumstance which may require Seller to take action to meet the above commitments which would affect LPG production Seller shall promptly enter into good faith discussions with Buyer to determine whether alternative action is available or possible that could enable Seller to satisfy both its commitments to Buyer as well as the commitments referred to above. It is understood that Seller shall take reasonable actions to avoid the occurrence of any event which would affect LPG production. However, if Seller nevertheless determines that it must take action which affects LPG production, such circumstances would constitute an event of Force Majeure under the Contract.

If you are in agreement with the foregoing, please indicate your concurrence by signing a copy of this letter in the space provided below.

                                   Very truly yours,

                                   PERUSAHAAN PERTAMBANGAN MINYAK
                              DAN GAS BUMI NEGARA (PERTAMINA)




                              By:  /S/  A.R. RAMLY
                                   PRESIDENT DIRECTOR


Consented and Agreed to
SHOWA SHELL SEKIYU K.K.




By:  /S/  S. SUZUKI
     MANAGING DIRECTOR



WITNESS:

MITSUI & CO., LTD.




By:  /S/  T. KINOSHITA
     GENERAL MANAGER
     GAS DIVISION
                                   July 15, 1986

                                   SIDE LETTER TO
                                   LPG ARUN AND BONTANG
                                   SALES AND PURCHASE CONTRACT


IDEMITSU KOSAN CO., LTD.

Dear Sirs,

I.   Sales of Additional Quantities

During our discussions leading to the execution today of the LPG Sales and Purchase Contract (the "Contract"), you have indicated your interest in considering the purchase of quantities of LPG from the LPG Facilities in addition to those which are to be sold and purchased under the Contract.

It is anticipated that, in addition to the quantities you have agreed to purchase under the Contract, additional quantities of LPG may from time to time be available for additional sales. Pertamina may wish under such circumstances to sell such additional quantities, either under long-term or short-term contracts, as spot sales, or any combination of these arrangements.

Having in mind the business relationship which has been established between Pertamina and you, Pertamina wishes to provide to you the opportunity to purchase such additional quantities to the extent Pertamina is able to do so consistent with its existing commitments, including the obligations of Pertamina under its other LPG sales contracts.

You can be assured that Pertamina will inform you of the availability of excess quantities of LPG before selling such quantities to parties other than yourself, and will, if you wish, enter into discussions with you to determine whether Pertamina and you can reach agreement on terms and conditions of sale with respect to such excess quantities.

We all must understand, however, that Pertamina will retain its right to sell such additional quantities to third parties if, after discussions with you, we are unable to reach agreement on terms and conditions of sale, including price, quantities, time of deliveries, term of contract and other similar important matters.

II.  Conditions of Use

Conditions of Use ("COU") for the Arun and Bontang Loading Ports will be signed by the master of each LPG Tanker before using such Loading Ports' facilities. However, in view of the general COU terms, it is necessary to agree to the principle for determining liability under the COU with regard to LPG Tankers using the Loading Ports for which adequate insurance is available to protect the interests of all parties, taking into account the current availability of protection and indemnity cover.

After signing of the Contract, legal advisers and insurance advisers of Seller, Buyer and Buyer's transporters shall cooperate to modify the obligations under the COU for LPG Tankers in a manner consistent with the attached drafts.

III. Relationship with LNG Processing

It is understood that the production of LPG at the Arun and Bontang Facilities (as defined in the Contract) is dependent on the processing of Natural Gas into LNG and that any interruption, curtailment or suspension of LNG production or deliveries of LNG at the Arun or Bontang Facilities will directly and adversely affect the production and availability for export of LPG from such Facilities.

Furthermore, Seller has entered into and made certain commitments prior to the date hereof to its LNG buyers in respect of operational limitations, quantities and specifications of LNG produced at the Arun and Bontang Facilities.

The annual Fixed Quantities (as defined in the LPG Sales and
Purchase Contracts) have been determined as of the date hereof after taking these quantities, specifications and limitations into account.

As soon as Seller becomes aware of any circumstance which may require Seller to take action to meet the above commitments which would affect LPG production Seller shall promptly enter into good faith discussions with Buyer to determine whether alternative action is available or possible that could enable Seller to satisfy both its commitments to Buyer as well as the commitments referred to above. It is understood that Seller shall take reasonable actions to avoid the occurrence of any event which would affect LPG production. However, if Seller nevertheless determines that it must take action which affects LPG production, such circumstances would constitute an event of Force Majeure under the Contract.

If you are in agreement with the foregoing, please indicate your concurrence by signing a copy of this letter in the space provided below.

                                   Very truly yours,

                                   PERUSAHAAN PERTAMBANGAN MINYAK
                              DAN GAS BUMI NEGARA (PERTAMINA)




                              By:  /S/  A.R. RAMLY
                                   PRESIDENT DIRECTOR


Consented and Agreed to
SHOWA SHELL SEKIYU K.K.




By:  /S/  A. IDEMITSU
     DIRECTOR AND GENERAL MANAGER
     OVERSEAS OPERATIONS DEPT.

                                   July 15, 1986

                                   SIDE LETTER TO
                                   LPG ARUN AND BONTANG
                                   SALES AND PURCHASE CONTRACT


NIPPON PETROLEUM GAS CO., LTD.

Dear Sirs,

I.   Sales of Additional Quantities

During our discussions leading to the execution today of the LPG Sales and Purchase Contract (the "Contract"), you have indicated your interest in considering the purchase of quantities of LPG from the LPG Facilities in addition to those which are to be sold and purchased under the Contract.

It is anticipated that, in addition to the quantities you have agreed to purchase under the Contract, additional quantities of LPG may from time to time be available for additional sales. Pertamina may wish under such circumstances to sell such additional quantities, either under long-term or short-term contracts, as spot sales, or any combination of these arrangements.

Having in mind the business relationship which has been established between Pertamina and you, Pertamina wishes to provide to you the opportunity to purchase such additional quantities to the extent Pertamina is able to do so consistent with its existing commitments, including the obligations of Pertamina under its other LPG sales contracts.

You can be assured that Pertamina will inform you of the availability of excess quantities of LPG before selling such quantities to parties other than yourself, and will, if you wish, enter into discussions with you to determine whether Pertamina and you can reach agreement on terms and conditions of sale with respect to such excess quantities.

We all must understand, however, that Pertamina will retain its right to sell such additional quantities to third parties if, after discussions with you, we are unable to reach agreement on terms and conditions of sale, including price, quantities, time of deliveries, term of contract and other similar important matters.

II.  Conditions of Use

Conditions of Use ("COU") for the Arun and Bontang Loading Ports will be signed by the master of each LPG Tanker before using such Loading Ports' facilities. However, in view of the general COU terms, it is necessary to agree to the principle for determining liability under the COU with regard to LPG Tankers using the Loading Ports for which adequate insurance is available to protect the interests of all parties, taking into account the current availability of protection and indemnity cover.

After signing of the Contract, legal advisers and insurance advisers of Seller, Buyer and Buyer's transporters shall cooperate to modify the obligations under the COU for LPG Tankers in a manner consistent with the attached drafts.

III. Relationship with LNG Processing

It is understood that the production of LPG at the Arun and Bontang Facilities (as defined in the Contract) is dependent on the processing of Natural Gas into LNG and that any interruption, curtailment or suspension of LNG production or deliveries of LNG at the Arun or Bontang Facilities will directly and adversely affect the production and availability for export of LPG from such Facilities.

Furthermore, Seller has entered into and made certain commitments prior to the date hereof to its LNG buyers in respect of operational limitations, quantities and specifications of LNG produced at the Arun and Bontang Facilities.

The annual Fixed Quantities (as defined in the LPG Sales and
Purchase Contracts) have been determined as of the date hereof after taking these quantities, specifications and limitations into account.

As soon as Seller becomes aware of any circumstance which may require Seller to take action to meet the above commitments which would affect LPG production Seller shall promptly enter into good faith discussions with Buyer to determine whether alternative action is available or possible that could enable Seller to satisfy both its commitments to Buyer as well as the commitments referred to above. It is understood that Seller shall take reasonable actions to avoid the occurrence of any event which would affect LPG production. However, if Seller nevertheless determines that it must take action which affects LPG production, such circumstances would constitute an event of Force Majeure under the Contract.

If you are in agreement with the foregoing, please indicate your concurrence by signing a copy of this letter in the space provided below.

                                   Very truly yours,

                                   PERUSAHAAN PERTAMBANGAN MINYAK
                              DAN GAS BUMI NEGARA (PERTAMINA)




                              By:  /S/  A.R. RAMLY
                                   PRESIDENT DIRECTOR


Consented and Agreed to
SHOWA SHELL SEKIYU K.K.




By:  /S/  M. YUASA
     PRESIDENT

                                   July 15, 1986

                                   SIDE LETTER TO
                                   LPG ARUN AND BONTANG
                                   SALES AND PURCHASE CONTRACT


MITSUBISHI CORPORATION

Dear Sirs,

I.   Sales of Additional Quantities

During our discussions leading to the execution today of the LPG Sales and Purchase Contract (the "Contract"), you have indicated your interest in considering the purchase of quantities of LPG from the LPG Facilities in addition to those which are to be sold and purchased under the Contract.

It is anticipated that, in addition to the quantities you have agreed to purchase under the Contract, additional quantities of LPG may from time to time be available for additional sales. Pertamina may wish under such circumstances to sell such additional quantities, either under long-term or short-term contracts, as spot sales, or any combination of these arrangements.

Having in mind the business relationship which has been established between Pertamina and you, Pertamina wishes to provide to you the opportunity to purchase such additional quantities to the extent Pertamina is able to do so consistent with its existing commitments, including the obligations of Pertamina under its other LPG sales contracts.

You can be assured that Pertamina will inform you of the availability of excess quantities of LPG before selling such quantities to parties other than yourself, and will, if you wish, enter into discussions with you to determine whether Pertamina and you can reach agreement on terms and conditions of sale with respect to such excess quantities.

We all must understand, however, that Pertamina will retain its right to sell such additional quantities to third parties if, after discussions with you, we are unable to reach agreement on terms and conditions of sale, including price, quantities, time of deliveries, term of contract and other similar important matters.

II.  Conditions of Use

Conditions of Use ("COU") for the Arun and Bontang Loading Ports will be signed by the master of each LPG Tanker before using such Loading Ports' facilities. However, in view of the general COU terms, it is necessary to agree to the principle for determining liability under the COU with regard to LPG Tankers using the Loading Ports for which adequate insurance is available to protect the interests of all parties, taking into account the current availability of protection and indemnity cover.

After signing of the Contract, legal advisers and insurance advisers of Seller, Buyer and Buyer's transporters shall cooperate to modify the obligations under the COU for LPG Tankers in a manner consistent with the attached drafts.

III. Relationship with LNG Processing

It is understood that the production of LPG at the Arun and Bontang Facilities (as defined in the Contract) is dependent on the processing of Natural Gas into LNG and that any interruption, curtailment or suspension of LNG production or deliveries of LNG at the Arun or Bontang Facilities will directly and adversely affect the production and availability for export of LPG from such Facilities.

Furthermore, Seller has entered into and made certain commitments prior to the date hereof to its LNG buyers in respect of operational limitations, quantities and specifications of LNG produced at the Arun and Bontang Facilities.

The annual Fixed Quantities (as defined in the LPG Sales and
Purchase Contracts) have been determined as of the date hereof after taking these quantities, specifications and limitations into account.

As soon as Seller becomes aware of any circumstance which may require Seller to take action to meet the above commitments which would affect LPG production Seller shall promptly enter into good faith discussions with Buyer to determine whether alternative action is available or possible that could enable Seller to satisfy both its commitments to Buyer as well as the commitments referred to above. It is understood that Seller shall take reasonable actions to avoid the occurrence of any event which would affect LPG production. However, if Seller nevertheless determines that it must take action which affects LPG production, such circumstances would constitute an event of Force Majeure under the Contract.

If you are in agreement with the foregoing, please indicate your concurrence by signing a copy of this letter in the space provided below.

                                   Very truly yours,

                                   PERUSAHAAN PERTAMBANGAN MINYAK
                              DAN GAS BUMI NEGARA (PERTAMINA)




                              By:  /S/  A.R. RAMLY
                                   PRESIDENT DIRECTOR


Consented and Agreed to
SHOWA SHELL SEKIYU K.K.




By:  /S/  O. MOTOOKA
     GENERAL MANAGER
     GAS DEPARTMENT B